UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BANCSHARES OF FLORIDA, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed: April 19, 2006

April 20, 2006

Dear Fellow Shareholders:

We are pleased to invite you to Bancshares of Florida, Inc.’s 2006 Annual Meeting of Shareholders. This year’s Annual Meeting will be held at our corporate headquarters located at 1185 Immokalee Road, Naples, Florida 34110, on Thursday, June 8, 2006, at 4:30 p.m.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describes the formal business that will be transacted at the Annual Meeting, primarily the election of directors, the approval of our 2006 Stock Compensation Plan and the suspension of our 1999 Stock Option Plan, and the ratification of the appointment of our independent auditors. Our directors and officers will be present at the Annual Meeting to respond to your questions and to discuss our achievements in 2005, as well as our plans for 2006.

Also enclosed is a copy of our 2005 Annual Report, which contains important information about our company.

Regardless of the number of shares that you own, your vote is important. Please sign and date the enclosed Proxy Card or voting instruction form promptly and return it in the postage-paid envelope which has been provided. If you prefer to vote in person at the Annual Meeting, you will be given that opportunity, as well.

On behalf of the Board of Directors and our employees, we look forward to seeing you at the Annual Meeting.

Sincerely,

Michael L. McMullan
Chief Executive Officer & President

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2006

The 2006 Annual Meeting of Shareholders of Bancshares of Florida, Inc. will be held at our corporate headquarters located at 1185 Immokalee Road, Naples, Florida 34110, on Thursday, June 8, 2006, at 4:30 p.m. At the meeting, the following items will be presented and voted upon:

Proposal I – The election of fourteen members of our Board of Directors to each serve for a one year term;

Proposal II – The approval of the 2006 Stock Compensation Plan and the suspension of our 1999 Stock Option Plan;

Proposal III – The ratification of the appointment of Hacker, Johnson & Smith, P. A. as the independent auditors for Bancshares of Florida, Inc. and its subsidiaries;

Proposal IV – The adjournment of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and

The transaction of any other business that properly comes before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 6, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are encouraged to complete the enclosed Proxy Card or voting instruction form and return it in the postage prepaid, pre-addressed envelope. If you would like to vote in person, you will be permitted to revoke your proxy by attending the meeting and voting at that time.

By Order of the Board of Directors,

Arlette Yassa Corporate Secretary

Naples, Florida

April 20, 2006

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is being furnished to Bancshares of Florida, Inc.’s (“Bancshares of Florida”) shareholders of record as of April 6, 2006. By this mailing, the Board of Directors is soliciting proxies for use at the 2006 Annual Meeting of Shareholders. Our 2005 Annual Report and Form 10-K are enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements, and are first being mailed to our shareholders on or about April 20, 2006.

It is important that your shares be represented by proxy or that you be present in person at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we request that you also submit a proxy or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.

Where and when is the Annual Meeting?

•	Thursday, June 8, 2006

•	4:30 p.m.

•	Corporate Headquarters

1185 Immokalee Road

Naples, Florida 34110

What matters are being considered and what is the recommendation of our Board?

The Board recommends that you vote:

➢FOR	–	Proposal I - the election of fourteen director nominees;

➢FOR	–	Proposal II - the adoption of our 2006 Stock Compensation Plan and the suspension of our 1999 Stock Option Plan;

➢FOR	–	Proposal III - the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for Bancshares of Florida and its subsidiaries for the fiscal year ending December 31, 2006; and

➢FOR	–	Proposal IV - the adjournment of the Annual Meeting to solicit additional proxies if there are insufficient votes to approve any of the foregoing matters.

If you do not indicate a preference, the proxy holders will vote in accordance with the Board’s recommendations. Although the Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting, execution of the enclosed Proxy Card confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

Who is entitled to vote at our Annual Meeting and what constitutes a quorum?

Only holders of record of our common stock at the close of business on April 6, 2006, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock, present in person or represented by proxies, constitute a quorum.

What are the voting rights of our shareholders?

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast. The number of shares of our common stock outstanding as of the record date was 5,943,783, held by approximately 1,934 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm (e.g., shares held in “street name”), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your broker on how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, dating, signing, and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

In addition, if your shares are held in street name, under certain circumstances your brokerage firm may vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. The adoption of our stock compensation plan is the only non-routine matter being considered at the Annual Meeting.

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Can I change my vote after I mail my proxy card?

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

STOCK OWNERSHIP

Who are the largest owners of our stock?

The following table contains information regarding the only shareholders known to us to be the beneficial owners of 5% or more of the outstanding shares of Bancshares of Florida common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Ashford Capital Management, Inc. PO Box 4172 Wilmington, Delaware 19807	479,300	(1)	8.06%

(1)	As disclosed in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2006.

BOARD OF DIRECTORS AND STANDING COMMITTEES

Bancshares of Florida’s Board of Directors is composed of: Donald R. Barber, Joe B. Cox, Earl L. Frye, H. Wayne Huizenga, Jr., John B. James, LaVonne Johnson, Edward Kaloust, Martin P. Mahan, Michael L. McMullan, Harry K. Moon, M.D., Michael T. Putziger, Richard Rochon, Ramon A. Rodriguez, and Terry W. Stiles.

The Securities and Exchange Commission and the National Association of Securities Dealers (“NASD”) have regulations and listing requirements that govern the corporate practices of NASDAQ listed companies such as Bancshares of Florida. Our Board of Directors has determined that a majority of our directors are independent in accordance with the standards of the Securities and Exchange Commission and the NASD.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between the director (and any member of his or her immediate family or affiliates) and Bancshares of Florida (and its subsidiaries and affiliates). Our Board of Directors also examined any transactions and relationships between directors and their affiliates and members of our senior management team and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director’s independence is not affected where there is a loan between a subsidiary bank and the director, and that loan is performing in accordance with its contractual terms and has not been adversely classified or specially mentioned by any bank examiners.

The Board of Directors of Bancshares of Florida conducts its business through meetings of the full Board. During the year ended December 31, 2005, our Board of Directors held eight meetings. All of our director nominees attended at least 75% of the total meetings of the Board of Directors and those Board committees on which each director served, except for Mr. Huizenga, who attended 63%. In addition, Bancshares of Florida’s policy is to require its directors to attend its Annual Meeting of Shareholders. In 2005, all of our directors attended the Annual Meeting.

The Board has five standing committees – the Executive Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Compliance and Risk Management Committee, and the Audit Committee.

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of Bancshares of Florida under Florida law. The Executive Committee, whose members are: Earl L. Frye (Chairman), Donald R. Barber, Joe B. Cox, John B. James, LaVonne Johnson, Michael L. McMullan, Harry K. Moon, M.D., Richard Rochon, and Ramon A. Rodriguez, met seven times in 2005. Each director attended at least 75% of the Executive Committee’s meetings.

The Nominating and Corporate Governance Committee considers nominees to our Board of Directors and the election of directors to our subsidiaries’ Boards of Directors. The Nominating and Corporate Governance Committee members are: Donald R. Barber (Chairman), LaVonne Johnson, Harry K. Moon, M.D., Michael T. Putziger, Richard Rochon, and Terry W. Stiles, each of whom the Board of Directors has determined to be independent under NASDAQ rules. A copy of the First Amended and Restated Nominating and Corporate Governance Committee Charter was included as an exhibit to last year’s Proxy Statement. Through this Charter, the Nominating and Corporate Governance Committee considers and evaluates Board members and nominees, including shareholder nominees. Under its Charter, the Nominating and Corporate Governance Committee also recommends the assignments of Committee memberships; develops training and educational programs for directors; annually reviews the Articles of Incorporation and Bylaws of Bancshares of Florida; and reviews and considers potential conflicts of interests of members of the Board and the executive officers of Bancshares of Florida. In 2005, the Nominating and Corporate Governance Committee met four times. Each member attended at least 75% of the meetings.

The Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. A copy of the First Amended and

Restated Compensation Committee Charter was included as an exhibit to last year’s Proxy Statement. Members of the Compensation Committee are: Harry K. Moon, M.D. (Chairman), Joe B. Cox, Earl L. Frye, LaVonne Johnson, and Richard Rochon. The Compensation Committee met six times in 2005. In 2005, all members attended at least 75% of the Compensation Committee’s meetings, except for Mr. Frye and Mr. Rochon who each attended 50%. For further information regarding the Compensation Committee, please see the Compensation Committee Report found elsewhere in this Proxy Statement.

The Compliance and Risk Management Committee oversees Bancshares of Florida’s and its subsidiaries’ adherence to federal and state banking laws. The Committee’s members are Ramon A. Rodriguez (Chairman), Edward Kaloust, Martin P. Mahan, Michael T. Putziger, and Stephen H. Shelton (non-director member). The Compliance and Risk Management Committee Charter was adopted by the Board of Directors on October 18, 2005 and is included as Exhibit A to this Proxy Statement. The Committee met three times in 2005, and all members attended at least 75% of the meetings, except for Mr. Putziger, Mr. Shelton and Mr. Kaloust who each attended 67%.

The Audit Committee is governed by its Second Amended and Restated Audit Committee Charter, which was adopted by the Board on April 19, 2005. Pursuant to this Charter, the Committee reviews Bancshares of Florida’s auditing, accounting, financial reporting and internal control functions and policies, selects our independent auditor, and reviews its services. A copy of the Second Amended and Restated Charter of the Audit Committee is included as Exhibit B to this Proxy Statement. For further information regarding the members and meetings of the Audit Committee, please see the next section entitled “Report of the Audit Committee.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Bancshares of Florida’s financial reporting process on behalf of the Board of Directors. The audit functions of the Audit Committee are primarily focused on four areas:

•	The adequacy of Bancshares of Florida’s internal controls and financial reporting process and the reliability of Bancshares of Florida’s financial statements;

•	The performance of the internal auditors, as well as the independence of Bancshares of Florida’s independent auditors;

•	The promotion of candid communications among the independent auditors, management, the Board, and legal counsel; and

•	The oversight of the financial reporting of all subsidiaries of Bancshares of Florida.

The Audit Committee met with management periodically in 2005, to consider the adequacy of Bancshares of Florida’s internal controls and the objectivity of its financial reporting. These matters were discussed with Bancshares of Florida’s independent auditors.

The Audit Committee meets with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee.

The Audit Committee also selects the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

The Board of Directors has determined that all of the members of the Audit Committee are considered independent under NASDAQ’s definition, except for Ramon A. Rodriguez. Mr. Rodriguez is not considered independent because his adult son is an executive officer of a technology company which conducts substantial business with Bancshares of Florida. Due to Mr. Rodriguez’s significant knowledge of auditing and accounting, as well as his experience on Boards of public companies, Bancshares of Florida’s Board has determined that an exceptional situation exists that warrants Mr. Rodriguez’s continued service on the Audit Committee. Therefore, Bancshares of Florida has availed itself of an exemption which permits Mr. Rodriguez to serve on the Audit Committee until the 2007 Annual Meeting of Shareholders. As a condition of this exemption, Mr. Rodriguez will step down as a member of the Audit Committee immediately after the 2007 Annual Meeting. The Audit Committee has also determined that Mr. Rodriguez has the requisite financial and auditing expertise to qualify as an “audit committee financial expert” as defined by the Securities and Exchange Commission Rules.

Management has primary responsibility for Bancshares of Florida’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of Bancshares of Florida in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues they believe should be raised.

The Audit Committee has reviewed Bancshares of Florida’s audited financial statements as of, and for, the fiscal year ended December 31, 2005, and met with both management and Bancshares of Florida’s independent auditors to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from, and discussed with Hacker, Johnson & Smith P.A. (“Hacker, Johnson”), the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from Bancshares of Florida. The Audit Committee has also discussed with Hacker, Johnson any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that Bancshares of Florida’s audited financial statements be included in Bancshares of Florida’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and filed with the Securities and Exchange Commission. The Audit Committee met nine times in 2005. No Audit Committee member attended less than 75% of the Audit Committee meetings, except for Mr. Cox, who attended 67% of the meetings.

The foregoing report is submitted by the Audit Committee: Donald R. Barber, Joe B. Cox, LaVonne Johnson, Edward Kaloust, Michael T. Putziger (Chairman), and Ramon A. Rodriguez.

Board Compensation

During 2005, Bancshares of Florida did not pay cash fees to our directors for their service on any of our Boards or Board Committees. Directors did, however, receive compensation through stock options granted under our 1999 Stock Option Plan. During 2005 the directors of Bancshares of Florida and its subsidiaries received stock options to receive 80,994 shares of our common stock.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors is presently comprised of 14 members, as set by the Board of Directors pursuant to its authority under our Articles of Incorporation and Bylaws. Each director serves for a one-year term, or until his or her successor has been empanelled.

The Board of Directors has approved the director nominations recommended by the Nominating and Corporate Governance Committee for 2006. The 14 nominees, Donald R. Barber, Joe B. Cox, Earl L. Frye, H. Wayne Huizenga, Jr., John B. James, LaVonne Johnson, Edward Kaloust, Martin P. Mahan, Michael L. McMullan, Harry K. Moon, M.D., Michael T. Putziger, Richard Rochon, Ramon A. Rodriguez, and Terry W. Stiles, have indicated their willingness to stand for re-election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate. The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director. Abstentions and withheld votes will have the same effect as votes against a director nominee. Twelve of the director nominees also serve as directors of one or more of our subsidiaries, Bank of Florida – Southwest, Bank of Florida, Bank of Florida – Tampa Bay, and Bank of Florida Trust Company. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

Information relating to the business experience and age of each director is set forth below. We have also included the same information for our non-director executive officers.

Donald R. Barber, age 63, has been a director of Bancshares of Florida since 2002 and is the current Chairman of the Board of Bank of Florida – Southwest. Mr. Barber is the Vice Chairman of Boran Craig Barber Engel Construction Co., Inc. He is a graduate of the University of Florida and has served the construction industry in Naples for over 37 years. Mr. Barber has been twice recognized as “Builder of the Year” by the Collier Building Industry Association, given the “Silver Beaver Award” by the Boy Scouts of America and is a Laureate of Junior Achievement’s Business Leadership Hall of Fame. In addition to his professional affiliations with Associated Builders and Contractors, Collier Building Industry Association and Urban Land Institute, Mr. Barber currently is Chairman of the Education Foundation of Collier County’s Board Emeritus Council, a director of the Philharmonic Center for the Arts and serves as Co-Chairman of the Building Committee at North Naples United Methodist Church.

Joe B. Cox, Esq., age 66, is Vice-Chairman of Bancshares of Florida, Chairman of the Board of Bank of Florida Trust Company, a Director of Bank of Florida – Southwest, and Partner of Cox & Nici, P.A., a law firm in Naples, Florida. Mr. Cox was first elected to Bancshares of Florida’s Board in 1998. Mr. Cox received a Juris Doctorate in Law from the

University of Tulsa Law School. He received his L.L.M. in Estate Planning from the University of Miami. Mr. Cox is Board Certified by the Florida Bar in Estate Planning and Taxation. He is a Fellow of The American College of Trust & Estate Counsel. He is a member of the Collier County Bar Association, the Florida Bar Association, and the American Bar Association. Mr. Cox’s community activities include serving as Board Member of Naples Community Hospital Foundation, The Community School of Naples, and Moffitt Cancer Research Center. Mr. Cox has previously served as President of the following organizations: Collier County Heart Association, Forum Club, YMCA of Collier County Endowment Board, and Greater Naples Civic Association.

Earl L. Frye, age 77, has been a director of Bancshares of Florida since 1998. He is currently Chairman of Bancshares of Florida and was a former director of Bank of Florida - Southwest. Mr. Frye is President and Chief Executive Officer of Downing & Frye, a commercial real estate brokerage. Mr. Frye is a past President of the Naples Area Board of Realtors and Director of the Florida Association of Realtors, as well as past President of the Collier County Society of Real Estate Appraisers. His banking career began in 1968 when he served as a director of First National Bank and Trust Company of Collier County, which later merged with Southwest Florida Banks of Fort Myers. Southwest Florida Banks later merged with Sovran of Norfolk, Virginia, which became C&S Sovran. C&S Sovran then merged with NCNB of Charlotte. Mr. Frye served on all of the above parent boards and state boards, and was also Chairman of First National Bank of Collier County. After the merger of C&S Sovran and NCNB, which became NationsBank, Mr. Frye served on the Florida/Georgia Board of Directors and chaired the Trust Committee. He has also served as Trustee for Naples Community Hospital.

H. Wayne Huizenga, Jr., age 44, has been a member of Bancshares of Florida’s Board since 2003, and was a founding director of Bank of Florida. He is President of Huizenga Holdings, Inc., an investment and management company located in Fort Lauderdale, Florida. Huizenga Holdings, Inc. is a diversified company that manages investments in sports teams and venues, real estate, marinas and boat related businesses. Huizenga Holdings, Inc. owns the Miami Dolphins of the National Football League and Dolphins Stadium in South Florida. Mr. Huizenga received his B.S. from the University of Tampa in Tampa, Florida, in 1985. Mr. Huizenga was also a Vice President for Republic Industries, Inc., has worked at Blockbuster Entertainment Corporation, and served as President of Blue Ribbon Water Company. Mr. Huizenga serves as a Board member for the Luis Palau Evangelistic Association and Co-Honorary Chair of the South Florida Souper Bowl of Caring.

John B. James, age 64, became Executive Vice President and Director of Corporate Risk Management of Bancshares in November 2005. He is also a founding director of Bancshares of Florida, Bank of Florida - Southwest, and Bank of Florida Trust Company. From October 2001 until November 2005, Mr. James was Chief Executive Officer and President of Bank of Florida - Southwest. Mr. James retired from NationsBank (now Bank of America) on December 31, 1997, after over 30 years in banking. Prior to his retirement, Mr. James served as EVP of Corporate Banking for C&S Banks, headquartered in Atlanta, President of the C&S Hillsborough County Bank, Tampa, and was responsible for all banking activities in Lee, Collier and Charlotte Counties for C&S Banks, Southwest Florida. Mr. James has been involved in many civic activities, including Collier County Educational Foundation Board, Junior Achievement of Southwest Florida and the Economic Development Council of Collier County, and has participated in the Leadership Lee and Leadership Southwest Florida Programs. Following service in the U.S. Army, Mr. James received his B.S. degree in 1967 from Florida State University.

LaVonne Johnson, age 73, has been a director of Bancshares of Florida and Bank of Florida – Southwest since 1998. Ms. Johnson is a retired Planner and Project Director for Allegheny County, Pennsylvania. She and her husband maintain residences in both Marco Island, Florida and Pittsburgh, Pennsylvania. Mrs. Johnson is a member of the Board and Treasurer of the Art League of Marco Island, and is a member of the American Association of University Women. Mrs. Johnson also owned and operated clothing stores for career women in Pittsburgh, Pennsylvania. In addition, she served on her church council and was Chairman of the Education Committee. She also helped develop a child care center at the church and served on its Board. Mrs. Johnson has served in various elected capacities in Minnesota, including a member of the Board of Education, County Chairwoman of a political party and delegate to a National Political Convention. Mrs. Johnson received a B.A. degree from the University of Pittsburgh, and an M.P.A. degree from the University of Pittsburgh Graduate School of Public and International Affairs.

Edward Kaloust, age 64, has been a director of Bancshares of Florida since 2004. He is an entrepreneur and investor in Tampa, Florida and the Chief Executive Officer of Medi-Weight Loss Clinics. Mr. Kaloust also serves as Chairman of the Board of Bank of Florida – Tampa Bay and is also a director of Bank of Florida Trust Company. Mr. Kaloust was an insurance executive for over 40 years, and had been with New England Financial since 1969. From 1969 until December 2003, he was the Managing Partner of New England Financial’s Florida operations. He is the only two-time Manager of the Year in that organization’s history. Mr. Kaloust is a former director of Marblehead Bank and Trust, Marblehead, Massachusetts and is a graduate of American College in Bryn Mawr, Pennsylvania.

Martin P. Mahan, age 53, was first elected to Bancshares of Florida’s Board of Directors in mid-2004. He is currently Chief Operating Officer and Executive Vice President of Bancshares of Florida and a director of Bank of Florida and Bank of Florida - Tampa Bay. Prior to assuming his full-time duties at Bancshares of Florida in 2004, he served as Chief Executive Officer and President of Bank of Florida from September 2002 to September 2004. Mr. Mahan began his banking career in 1976 with the Ft. Madison Bank & Trust Co. in Ft. Madison, Iowa. He moved to Florida in 1986, when he was appointed Executive Vice President of Retail Banking for Barnett Bank of Naples. In 1991, he was appointed EVP of Retail Banking for Barnett in Ft. Lauderdale, a position he held through 1996. In 1996, he transferred to Barnett’s home office in Jacksonville, Florida as EVP of Retail Banking for Barnett Banks, Inc. and served in that capacity through 1998. From 1998 to 2001, Mr. Mahan served as EVP of Retail Banking for Huntington Bancshares, Columbus Ohio. He is a 1975 graduate of the University of Iowa, Iowa City, with B.S. degree in Finance. Mr. Mahan is a graduate of Leadership Broward and has served on the board of directors of the Broward County Boys and Girls Club and the Broward County Chamber of Commerce Executive Committee.

Michael L. McMullan, age 51, has served as a director, Chief Executive Officer and President of Bancshares of Florida since its inception in 1998 and currently serves as a director of Bank of Florida – Tampa Bay. He was also a director of Liberty Share Draft & Check Printers until the company was sold in 2005. Mr. McMullan began his career in banking in 1976, completing the Management Trainee Program at First Tennessee National Bank, Memphis. He became President and Chief Executive Officer of The Mississippi Bank, Canton Division in 1981. Subsequently, he managed the retail banking division of The Mississippi Bank from 1982 to 1983. He became President of First Mississippi National Bank, Jackson Division in 1983. In 1984, he accepted the position of Executive Vice President and manager of the Lending Division at Republic Bank of South Austin, Texas. In 1990, Mr. McMullan became the Commercial Banking Executive for C & S Bank of Florida’s Jacksonville-area bank. He was transferred to Naples in 1991, where he was named Chief Operating Officer of C & S Bank of Florida’s Collier County Bank. Subsequent to the merger with NCNB, he was named Senior Banking Executive and Commercial Banking Manager of NationsBank, Collier County. In 1993, he accepted the position of Commercial Banking Executive for NationsBank’s Broward County Division and subsequently managed the Broward County and Palm Beach divisions and was the Florida Market Manager for NationsBank’s Financial Strategies Group. His last position with NationsBank, now Bank of America, was that of Manager of the Economic Development Office for the State of Florida. He has served on the Board of Directors of the United Way of Jackson, Mississippi and Broward County, Florida; the Boys and Girls Club of Broward County; and the Advisory Board of the Economic Development Councils in Collier County and Broward County;. He has served on the Boards of the Broward Workshop and the Florida Bankers Association. Mr. McMullan received a BBS from the Chair of Banking at the University of Mississippi in 1976, and in 1979 received an MBA in Finance and Monetary Policy from Columbia University, New York.

Harry K. Moon, M.D., age 56, is a director of Bancshares of Florida, Bank of Florida and Bank of Florida Trust Company. He was first elected to Bancshares of Florida’s Board in 2002. Dr. Moon also serves as the Chairman of the Board for Bank of Florida. He is a plastic and reconstructive surgeon, and author of numerous papers, book chapters and physician education videocassettes. He is President of Himmarshee Surgical Partners, a private medical practice. Until December 2002, he was Chairman and President of Cleveland Clinic Florida Foundation. Prior to that appointment, Dr. Moon was Chief Executive Officer of Cleveland Clinic Florida beginning in October 1997 and, prior to that, Chief of Staff from 1990. Dr. Moon conceived of and developed Cleveland Clinic Florida Naples, which is now an integral part of Cleveland Clinic Florida and helped Cleveland Clinic Florida become an international healthcare resource. Dr. Moon serves as a Board member of numerous civic organizations. In 1996, the Juvenile Diabetes Foundation recognized Dr. Moon as Father of the Year and during the same year, he was appointed by former Governor Lawton Chiles as a Resident Member of the Florida Council of 100. In early 2000, Dr. Moon was named the recipient of the Physician Business Leadership Award, a peer-directed award given by Florida Medical Business Magazine recognizing individual sectors of the healthcare industry. Most recently, Governor Jeb Bush appointed Dr. Moon to Florida Gulf Coast University’s Board of Trustees.

Michael T. Putziger, Esq., age 60, has been a director of Bancshares of Florida since 2002, and of Bank of Florida - Southwest since 1999. He is the Vice Chairman of the WinnCompanies, a private real estate development company headquartered in Boston, Massachusetts, that develops mixed-use properties. Mr. Putziger is also counsel to the law firm of Murtha Cullina, LLP. He served on the firm’s Board of Directors and its management committees for 30 years. He has represented banks and bank holding companies in general corporate matters. Mr. Putziger is Chairman of the Board of Directors of First Community Bank, Woodstock, Vermont. He also serves as a director of DSCI Corporation. Mr. Putziger has served as a director of First Bank in Chelmsford, Massachusetts, Shawmut Arlington Trust Company in Lawrence, Massachusetts, The Hibernia Savings Bank and Emerald Isle Bancorp in Quincy, Massachusetts and other northeastern located financial institutions. He received his B.A. from Syracuse University and his J.D. from Boston University.

Richard Rochon, age 48, has been a director of Bancshares of Florida since 2002. He was a founding director of Bank of Florida and currently serves as the Chairman of Bank of

Florida’s Local Board in Palm Beach County, Florida. Mr. Rochon serves as Chairman and CEO of Royal Palm Capital Partners, a private investment and management fund. Mr. Rochon has also served as a director of Century Business Services, Inc. since October 1996, when he was elected as an independent director, and of Devcon International, a materials and aggregates and electronic securities company. Mr. Rochon is Chairman of the Board of Sunair, Inc., a specialty radio communications and pest control company. From 1985 to 2002, Mr. Rochon served in various capacities with, including as President of, Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga. Mr. Rochon was a director of Boca Resorts, Inc. from 1996 through 2004. From 1979 until 1985, Mr. Rochon was employed as a certified public accountant by the public accounting firm of Coopers & Lybrand, L.L.P.

Ramon A. Rodriguez, CPA, age 60, is a director of Bancshares of Florida and of Bank of Florida. Mr. Rodriguez was first elected to Bancshares of Florida’s Board in 2002. Until March 2006, Mr. Rodriguez was Chief Executive Officer and President of Madsen Sapp Mena Rodriguez & Co., a public accounting firm located in Fort Lauderdale, Florida, when it was acquired by Crowe Chizek and Company, LLC. He is an owner of DME Corporation, a manufacturing company involved in the aerospace and defense business and also serves on the Board of Directors of Republic Services, Inc., a solid waste company listed on the New York Stock Exchange. He received his undergraduate degree with a major in Accounting in 1971 from Florida Atlantic University in Boca Raton, Florida. In 1983, he completed the Owner’s and President’s Management Program at Harvard Business School in Boston, Massachusetts. He is a former President of the Florida Institute of Certified Public Accountants and a former Chairman of the Florida Board of Accountancy. Mr. Rodriguez is an active Board member of a number of civic organizations, including the United Way of Broward County, WPBT Channel 2, Holy Cross Hospital and Broward Performing Arts Center. Mr. Rodriguez was previously a member of the Board of Directors of Barnett Bank of Broward County.

Terry Stiles, age 58, was first elected to the Board of Bancshares of Florida in 2004. He was a founding director and continues to serve as a director of Bank of Florida. Mr. Stiles is Chairman and Chief Executive Officer of Stiles Corporation, a multi-million dollar, full-service real estate development company headquartered in Fort Lauderdale. He assumed leadership of the Fort Lauderdale-based company in 1971 and under his direction Stiles Corporation has expanded from a primarily residential construction firm to a full-service commercial real estate development company with established regional offices in Fort Myers and Tampa, Florida. Mr. Stiles is actively involved in his community. In 1999, the City of Fort Lauderdale elected him “Citizen of the Year.” He was designated “1995 Leader of the Year” by Leadership Broward Foundation, and was selected by the United Way as a “community hero” to carry the torch in the 1996 Olympic cross-country relay. Mr. Stiles has also received numerous awards and honors from his professional affiliation including the NAIOP (National Association of Industrial Office Properties) National Developer of the Year in 2000. Mr. Stiles was the National President of NAIOP in 1997-98. He is an active member of the Executive Committee of Broward Workshop and the Board of Directors of the Broward Alliance.

NON-DIRECTOR EXECUTIVE OFFICERS

John S. Chaperon, age 57, was an Executive Vice President and the Chief Credit Officer of Bancshares of Florida from July 2005 until April 2006. From November 2002 until April 2006, Mr. Chaperon has also served as an Executive Vice President and the Senior Lender of Bank of Florida. Mr. Chaperon now serves as President of Bristol Bank, Coral Gables, Florida.

Sharon I. Hill, age 48, has been Bancshares of Florida’s Senior Vice President and Chief Accounting Officer since October 2004. Prior to joining Bancshares of Florida, Ms. Hill was the Senior Vice President and Chief Accounting Officer of Republic Bank and the Senior Vice President and Controller of Republic Bancshares, Inc. from January 1995 to September 2004. Previously, she has held various financial management accounting positions with Chase Manhattan bank of Florida, the Bank of St. Petersburg and Florida Federal Savings Bank. Ms. Hill has more than 28 years of financial industry experience, is a certified public accountant and an active member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Tracy L. Keegan, age 40, joined Bancshares of Florida as an Executive Vice President and the Chief Financial Officer effective January 1, 2006. Prior to joining Bancshares of Florida, Ms. Keegan served as the Chief Financial Officer of The Bankers Bank in Atlanta, Georgia from December 2004 to November 2005. Ms. Keegan was previously employed as Senior Vice President, the Controller and Treasurer of The Prudential Banks in Atlanta, Georgia from November 1989 to October 2004. Ms. Keegan has more than 17 years of financial industry experience and is an active member of the American Institute of Certified Public Accountants and Financial Managers Society.

Craig D. Sherman, age 48, is an Executive Vice President and the Chief Loan Officer of Bancshares of Florida. Until 2003, Mr. Sherman was also Executive Vice President and Senior Lender for Bank of Florida - Southwest. Mr. Sherman has over 22 years of banking experience, all of which is in the lending area. Prior to joining Bank of Florida - Southwest in 1999, Mr. Sherman served as Senior Vice President and subsequently as Vice President and Commercial Team Leader for SouthTrust in Naples, Florida. Mr. Sherman is a 1979 graduate of Florida State University with a Bachelor of Science degree in finance.

Daniel W. Taylor, age 59, is an Executive Vice President and the Director of Operations and Technology for Bancshares of Florida since June 2004. Mr. Taylor is also the Corporate Compliance Officer for Bancshares of Florida, a position he has held since December 2005. Prior to joining Bancshares of Florida, Mr. Taylor was the Chief Executive Officer and President of EIBB, LLC an image item processing and software company. Mr. Taylor also has over thirty years of experience in banking operations.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS

AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of our common stock of each director nominee and non-director executive officer as of the record date. The percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire through the exercise of stock options or warrants which are exercisable within the next 60 days.

Name	Number of Shares Owned (1)	Right to Acquire (2)	% of Beneficial Ownership (3)
Donald R. Barber	54,160	16,277	1.10
John S. Chaperon	2,962	17,000	0.31
Joe B. Cox	53,846	23,333	1.20
Earl L. Frye	74,750	28,994	1.62
Sharon I. Hill	—	4,000	0.06
H. Wayne Huizenga, Jr.	35,000	14,145	0.77
John B. James	32,559	39,633	1.13
LaVonne Johnson	210,384	21,069	3.61
Edward Kaloust	23,585	10,854	0.54
Tracy L. Keegan	—	—	—
Martin P. Mahan	35,216	67,500	1.60
Michael L. McMullan	18,584	107,500	1.97
Harry K. Moon, MD	25,272	19,334	0.70
Michael T. Putziger	139,010	7,416	2.29
Richard Rochon	10,000	8,605	0.29
Ramon A. Rodriguez	14,610	19,255	0.53
Craig D. Sherman	4,610	32,500	0.58
Terry W. Stiles	166,440	16,450	2.86
Daniel W. Taylor	3,500	8,000	0.18
All Directors and Executive Officers as a Group (19 individuals)	904,488	461,865	21.33%

(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power with a spouse, or

•	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Includes shares that may be acquired by exercising stock options and/or warrants exercisable within 60 days of the record date.

(3)	The determination of “beneficial ownership” of our common stock is based upon Rule 13d-3 under the Securities Exchange Act of 1934, which provides that shares will be deemed to be “beneficially owned” where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares.

The Board of Directors Recommends that Shareholders Vote “For”

the Election of the Fourteen Director Nominees.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth compensation information regarding our President and Chief Executive Officer, and our four other most highly compensated executive officers each of whom’s aggregate compensation exceeded $100,000 in 2005.

	Summary Compensation Table
	Annual Compensation							Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus (1)		Other Annual Compensation (2)		Stock Options (3)
Michael L. McMullan President and Chief Executive Officer of Bancshares of Florida	2005 2004 2003	$238,425 187,963 160,000	(4)	$85,000 0 20,000	(4) (7)	$17,813 27,703 30,900	(5)	35,000 — 10,000	(6)
Martin P. Mahan Executive Vice President and Chief Operating Officer of Bancshares of Florida	2005 2004 2003	$202,983 173,088 150,000	(4)	$70,000 0 15,000	(4) (9)	$16,546 54,903 15,600	(8)	20,000 15,000 10,000
Julie W. Husler President and Chief Executive Officer of Bank of Florida Trust Company	2005 2004 2003	$172,964 219,902 111,300	(10)	$30,000 0 0		$9,750 9,168 6,000	(11)	2,500 2,500 —
John B. James Executive Vice President and Director of Corporate Risk Management for Bancshares of Florida	2005 2004 2003	$172,863 155,412 147,800		$30,000 10,000 5,000		$14,906 13,632 15,940	(12)	2,500 2,500 —
Craig D. Sherman Executive Vice President and Chief Loan Officer of Bancshares of Florida	2005 2004 2003	$167,950 153,633 147,800		$30,000 10,000 0		$23,175 13,177 12,973	(13)	2,500 10,000 —

(1)	Annual Cash Bonus Award - Annual incentive awards, which were paid during the year or immediately following the year indicated.

(2)	Other Annual Compensation - All additional forms of cash and non-cash compensation paid, awarded or earned, including automobile allowances, 401(k) Plan matching contributions, and club membership costs.

(3)	Stock Options - Grants of stock options made under Bancshares of Florida’s 1999 Stock Option Plan.

(4)	Both Mr. McMullan and Mr. Mahan declined to receive any bonus for 2004, and deferred any salary increase for 2005.

(5)	Amount includes reimbursement of $8,250 in matching 401(k) contributions and $9,563 in country club and club membership dues. Amount does not include the value of the sole use of a bank-leased automobile.

(6)	Mr. McMullan was awarded stock options for 2004, but declined to accept them. Instead, he requested that 5,000 shares be allocated to a stock option pool created by the Compensation Committee in September 2004 for non-executive officers and employees.

(7)	Mr. McMullan elected to accept only one-half of the bonus amount that had been recommended and accrued.

(8)	Amount includes $7,492 in matching 401(k) contributions and $9,054 in country club dues. Amount does not include the value of the sole use of bank-owned automobile.

(9)	Mr. Mahan elected to accept only one-half of the bonus amount that had been recommended and accrued.

(10)	Includes a $125,000 base salary plus commissions.

(11)	Amount includes $3,750 in matching 401(k) contributions and a $6,000 automobile allowance.

(12)	Amount includes $6,500 in matching 401(k) contributions and $8,406 in country club dues. Amount does not include the value of the sole use of a bank-owned automobile.

(13)	Amount includes $5,625 in matching 401(k) contributions and a $7,800 automobile allowance.

COMPENSATION COMMITTEE REPORT

General

Compensation for our executive officers is determined by the Compensation Committee. Cash compensation consists of an annual salary and a discretionary year-end bonus. Annual salaries for 2005 were established in the fourth quarter of 2004. The 2005 year-end bonuses were determined in the fourth quarter of 2005 and were paid at the beginning of 2006. In determining the cash compensation for the executive officers of Bancshares of Florida and its subsidiaries, the Chief Executive Officer/President initially determines the salary range recommendations. The Chief Executive Officer/President then presents his recommendations to the Compensation Committee, which reviews and analyzes the information. The Compensation Committee then determines the compensation for the executive officers, including the compensation of the Chief Executive Officer/President.

Compensation Principles

Executive Compensation for 2005 was determined in accordance with four fundamental factors:

•	The overall performance of Bancshares of Florida and its wholly-owned subsidiaries, in the attainment of both short-term and long-term goals;

•	The individual performance of each executive officer;

•	The competitiveness of Bancshares of Florida’s executive officers’ salaries compared to those of similarly qualified officers in the Florida market; and

•	The recommendations of the Chief Executive Officer/President regarding all executive officers other than himself.

No disproportionate weight was given to any specific factor.

In determining the base salary and any incentive bonus plan for the executive officers, the Compensation Committee looks to industry standards as determined from annual surveys published by the Florida Bankers Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and geographic location and serve as a benchmark for determining executive salaries. The Compensation Committee reviewed the compensation paid to executive officers in the southeast United States in setting the cash compensation paid to executive officers in 2005.

In the beginning of 2005, the Compensation Committee determined that Bancshares of Florida and its subsidiaries, in their current stage of development, do not necessarily fit within a defined peer group. The Compensation Committee also recognized that the overall compensation strategy for Bancshares of Florida needed to be revised to take into consideration new accounting principles regarding the expensing of stock options. The Compensation Committee engaged a compensation specialist to help develop a compensation program and strategy that is more commensurate with those of growth-minded financial institutions. The compensation specialist advised the Compensation Committee on both executive compensation and Board compensation for Bancshares of Florida and its subsidiaries for 2006. The Compensation Committee intends to continue to retain an outside compensation specialist in 2006.

Stock Option Awards

Bancshares of Florida currently has an equity compensation plan, the 1999 Stock Option Plan (“1999 Plan”), which provides for the issuance of stock options to employees and directors of Bancshares of Florida who are contributing significantly to the management or operation of our or our subsidiaries’ business as determined by the committee administering the 1999 Plan. The 1999 Plan was approved by the shareholders at the 2000 Annual Meeting and the number of shares reserved under the 1999 Plan was subsequently increased at the 2003, 2004, and 2005 Annual Meetings. The 1999 Plan provides for the grant of options to employees and directors of Bancshares of Florida and its subsidiaries at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. Currently, the Compensation Committee administers the 1999 Plan. To date, stock options to acquire all of the shares reserved under the 1999 Plan have been granted.

Information regarding the proposed 2006 Stock Compensation Plan is described below under Proposal II.

Compensation of the Chief Executive Officer

In 2005, Chief Executive Officer and President Michael L. McMullan received compensation only from Bancshares of Florida. In evaluating the salary of the Chief Executive Officer and President, the Compensation Committee generally looks at the same criteria used to evaluate salaries of other executive officers within Bancshares of Florida. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer and President is based on: (i) a comparison of Bancshares of Florida’s accomplishments and results; and (ii) the Chief Executive Officer and President’s responsibilities for implementation of predetermined goals and objectives for Bancshares of Florida during the calendar year; and (iii) the compensation paid to chief executive officers at comparable companies within the financial institutions industry.

In accordance with its charter, the Compensation Committee addressed the performance of the Chief Executive Officer in the fourth quarter of 2005. The Compensation Committee was pleased with the overall performance of Chief Executive Officer McMullan in 2005. The Compensation Committee also looked at Chief Executive Officer McMullan’s role in implementing the Company’s goals and objectives, which have remained unchanged since our inception: specifically, establishing a presence in four strategic markets and building a holding company infrastructure to support the continued growth of its subsidiaries.

Cash Bonuses

In general, executive officers are given the opportunity to earn an annual bonus of up to 40% of his or her base salary. In fiscal year 2005, bonuses were paid to executive officers based on: (i) individual performance; (ii) the performance of Bancshares of Florida and/or the primary subsidiary which the executive officer was responsible for overseeing; and (iii) the progress made in implementing Bancshares of Florida’s corporate vision. For 2006, Chief Executive Officer and President Michael L. McMullan received a cash bonus of $85,000 and Chief Operating Officer and Executive Vice President Martin P. Mahan received a cash bonus of $70,000.

Employment Agreements with Certain Executive Officers

Michael L. McMullan. Mr. McMullan is our Chief Executive Officer and President. On March 8, 2005, Mr. McMullan and Bancshares of Florida entered into an employment agreement, effective January 1, 2005. The employment agreement provides for a three-year term, and is renewed daily. The daily renewals (which automatically terminate on January 1, 2009) can be terminated upon either party’s notice not to continue the renewals. The Compensation Committee is required to semi-annually review Mr. McMullan’s performance to determine if the employment agreement renewals should continue. The employment agreement provides for a minimum annual base salary of $187,500. In addition, Mr. McMullan is eligible to receive a bonus which may not exceed 50% of his annual base salary.

In the event of a “change of control” of Bancshares of Florida (as defined in the employment agreement), Mr. McMullan will be entitled to receive a cash payment equal to 2.9 times his latest compensation (defined as his current base salary, plus the two-year average of any cash bonuses).

The employment agreement provides that Mr. McMullan’s employment may be terminated with or without cause, but that in the latter case, he will be entitled to receive a severance payment equal to the amount due for the remainder of the term of his employment agreement, as well as being permitted to participate in any employment benefit plans for the remaining term of this employment agreement, or until such time as he is able to participate in a comparable plan provided by another employer. In the event the remaining term of his employment agreement is less than six months, he will be entitled to six months base salary as severance to coincide with his covenant not to compete. If Mr. McMullan is terminated for cause, he will not be entitled to any benefits or compensation, other than what has been accrued. Dismissal for cause can be appealed under certain circumstances, within a defined period. Upon receipt of the notice of the appeal, Bancshares of Florida must submit the matter to arbitration. The decision of the arbitrator is binding on the parties and is non-appealable.

In the event Mr. McMullan should become permanently disabled, he will be entitled to receive one-half his then base salary up to a maximum of $125,000 per year until the earlier of his being employed full-time by another employer, his attaining 75 years of age, or his death. The disability payment will be offset by any available disability insurance, Social Security Insurance, bank-owned life insurance, supplemental retirement plan payments or any payments received from other similar government or employer-sponsored plan or program. The employment agreement has a non-compete provision, whereby Mr. McMullan may not, without our written consent, either directly or indirectly, serve as an employee of any financial institution within Broward or Collier Counties for a period of six months after a termination of his employment.

Martin P. Mahan. Mr. Mahan is our Executive Vice President and Chief Operating Officer. On February 28, 2005, Mr. Mahan entered into an employment agreement, effective January 1, 2005, with Bancshares of Florida, which provides for a base salary of $172,500 and has a three-year term which is subject to renewal for an additional year on each anniversary of the effective date. In addition, Mr. Mahan is eligible to receive a bonus which may not exceed 50% of his annual base salary. The annual renewal (which automatically terminates on January 1, 2009), can be terminated upon either party’s notice not to continue the renewals. The Compensation Committee is required to review Mr. Mahan’s performance semi-annually to determine whether to renew the employment agreement for another year. The employment agreement also provides that Mr. Mahan’s employment may be terminated with or without cause, but in the latter case, he will be entitled to receive a severance payment equal to the amount due for the remainder of the term of his employment agreement, as well as being permitted to participate in any employment benefit plans for the remaining term of the employment agreement, or until such time as he is able to participate in a comparable plan provided by another employer. In the event the remaining term of his employment agreement is less than six months, he will be entitled to six months base salary as severance to coincide with his covenant not to compete. If Mr. Mahan is terminated for cause, he will not be entitled to compensation or any benefits, other than what has been accrued. Like Mr. McMullan, he has the right to appeal his dismissal for cause, under certain circumstances, provided he does so within the limited allowed time period. Upon receipt of the notice of the appeal, Bancshares of Florida must submit the matter to arbitration. The decision of the arbitrator is binding on the parties and is non-appealable.

In the event Mr. Mahan should become permanently disabled, he will be entitled to receive one-half his then base salary up to a maximum of $82,500 per year until the earlier of his being employed full-time by another employer, his attaining 65 years of age, or his death. This payment will be offset by any disability insurance, Social Security Insurance, bank-owned life insurance, supplemental retirement plan payments, or any other similar government or employer-sponsored plan or program. Mr. Mahan is also subject to non-compete and change in control provisions identical to Mr. McMullan’s.

Craig D. Sherman. Mr. Sherman is our Chief Loan Officer. He entered into an employment agreement with Bancshares of Florida, effective September 1, 2005. Under his employment agreement, which has an initial two-year term, Mr. Sherman is to receive a minimum annual salary of $150,000. The employment agreement also provides for annual one year renewals on each anniversary of the effective date, provided however, the automatic renewals may be terminated upon either party’s notice to the other party. The Compensation Committee must review the employment agreement annually to determine whether or not to continue with the renewals. Mr. Sherman is eligible to receive a performance bonus not to exceed 25% of his annual base salary. Mr. Sherman is also subject to a non-compete provision substantially similar to Mr. McMullan’s. Under the terms of Mr. Sherman’s employment agreement, he is entitled to receive a cash payment equal to 2.5 times his then current base salary in the event of a “change in control” as defined in the employment agreement.

The employment agreement also provides that Mr. Sherman’s employment may be terminated with or without cause, but in the latter case, he will be entitled to receive a severance payment equal to the amount due for the remainder of the term of his employment agreement, as well as being permitted to participate in any employment benefit plans for the shorter of one year or until such time as he is able to participate in a comparable plan provided by another employer. In the event the remaining term of his employment agreement is less than six months, he will be entitled to six months base salary as severance to coincide with his covenant not to compete. If Mr. Sherman is terminated for cause, he will not be entitled to compensation or any benefits, other than what has been accrued.

Daniel W. Taylor. Mr. Taylor is an Executive Vice President and the Director of Operations and Technology for Bancshares of Florida since June 2004. Mr. Taylor is also the Corporate Compliance Officer for Bancshares of Florida since December 2005. Effective on September 1, 2004 and terminating on September 1, 2006, Bancshares of Florida entered into a Change in Control Agreement with Mr. Taylor. The terms under this agreement are the same as those described in Mr. Chaperon’s agreement, except that the non-compete provision for Mr. Taylor covers the counties of Collier, Hillsborough, Broward, and Palm Beach.

Sharon I. Hill. Ms. Hill is a Senior Vice President and the Chief Accounting Officer of Bancshares of Florida since October 2004. Bancshares of Florida and Ms. Hill entered into a Change in Control Agreement commencing November 1, 2005 and terminating on October 31, 2007. The terms in this agreement are the same as those provided in Mr. Chaperon’s agreement, except that Ms. Hill is entitled to 1.5 times her highest annual base salary as a result of the termination of her employment due to a change in control of Bancshares of Florida.

Conclusion

The Compensation Committee’s goal is to provide our executive officers with compensation packages that promote retention and stability within the management team, but that also incorporate performance measures that promote long-term shareholder value. Based upon its review of Company’s executive compensation program, the Compensation Committee believes that the program’s structure and the awards granted in 2005 were appropriate, competitive and effective in satisfying the Committee’s objectives.

The foregoing report was submitted by the Compensation Committee: Harry K. Moon, M.D. (Chairman), Joe B. Cox, Earl Frye, LaVonne Johnson, and Richard Rochon.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time-to-time, we make loans to our executive officers and directors in accordance with our usual loan approval criteria. We make all such loans on substantially the same terms, including interest rates and collateral, as loans we make to unaffiliated parties. As of December 31, 2005, the aggregate balance of all such loans was approximately $12.9 million, or 5% of our gross loans.

In consideration of Chairman Earl L. Frye’s accessibility for business consultation with management during 2005 and 2004, he was permitted to use an approximately 320 square foot unfurnished office with a secretarial station, which he staffed. Based upon the current lease rate that we are paying for second floor office space, we have determined that the value of the office space is approximately $11,750 per year.

In the ordinary course of business, we may use the products and services of companies, partnerships, or firms of which our directors are owners, directors, or officers. Director Ramon A. Rodriguez currently serves as a member of Centuric, LLC, which provides information technology services, including the purchase of computer hardware and software to the Company. In 2005 and 2004, Centuric, LLC was paid $632,000 and $690,000, respectively.

Our corporate headquarters and the main offices of Bank of Florida – Southwest and Bank of Florida Trust Company, located at 1185 Immokalee Road, Naples, Florida, are leased from Citizens Reserve, LLC. The principal owners of Citizens Reserve include Directors Donald R. Barber, Earl R. Frye, John B. James, and LaVonne Johnson. The lease, which was negotiated in an arms-length transaction, will expire in 2012. In 2005 and 2004, Citizens Reserve, LLC received lease payments of $720,000 and $734,000, respectively. As of December 31, 2005 the rent for this lease was $68,000 per month.

A branch office of Bank of Florida – Southwest located in Bonita Springs, Florida is currently under construction. The owner and developer of this branch location is Brooks Landing, LLC, which is owned by certain Bancshares of Florida Directors, including Donald R. Barber, John B. James, and LaVonne Johnson. Bank of Florida – Southwest will be leasing this branch office from Brooks Landing, LLC. In addition, the construction and leasehold improvements on this branch are being completed by Boran Craig Barber Engel Construction Company, Inc. of which Director Donald R. Barber is a principal.

On August 11, 2005, Bank of Florida, Ft. Lauderdale signed a letter of intent for a nonbinding ten year lease of a new office facility in downtown Ft. Lauderdale. The lease will commence on or about April 2007 with 200 Brickell Associates, Ltd., of which Terry W. Stiles, a director of Bancshares of Florida, is a limited partner. The Company did not incur any cost in connection with this agreement in 2005.

On June 29, 2005, Bank of Florida – Tampa Bay signed a sublease agreement with Florida Financial Advisors, Inc. (“Florida Financial”), whereby Florida Financial is subleasing space from Bank of Florida – Tampa Bay for a period of one year. The lease commenced on July 1, 2005 with Florida Financial, of which Edward Kaloust, a director of Bancshares of Florida, is a managing member. The Company received $18,000 in sublease income during 2005.

PROPOSAL II - ADOPTION OF THE 2006 STOCK

COMPENSATION PLAN AND THE SUSPENSION

OF THE 1999 STOCK OPTION PLAN

Background

The 2006 Stock Compensation Plan was adopted by Bancshares of Florida’s Board of Directors on April 3, 2006, subject to and effective upon approval by the shareholders. The Board of Directors believes that stock-based incentives are important factors in attracting, retaining, and rewarding employees and directors, and closely aligning their interests with those of shareholders. As our current 1999 Stock Option Plan is somewhat outdated, we feel the adoption of the 2006 Stock Compensation Plan will afford the Compensation Committee greater alternatives in compensating and rewarding our employees and directors for their services. If the 2006 Stock Compensation Plan is adopted by the shareholders, no additional shares of our common stock will be reserved for issuance under the 1999 Stock Option Plan and no more stock options will be issued thereunder. The following is a summary of the material terms of the 2006 Stock Compensation Plan. This summary is qualified in its entirety by the complete terms of the 2006 Stock Compensation Plan which is attached hereto as Exhibit C.

Grants

The 2006 Stock Compensation Plan provides for grants of: options to purchase common stock; restricted shares of common stock (which may be subject to both grant and forfeiture conditions) (“Restricted Stock”); Stock Units (which are a contractual right for a recipient to receive shares of Restricted Stock at a certain date or upon the occurrence of a certain event); and stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common stock on the date of exercise and the value of such stock on the date of grant) (“SARs”), which may be either freestanding or granted in tandem with an option. Options to purchase common stock may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NQOs”) which are not intended to satisfy the requirements of Section 422 of the Code.

Securities to be Reserved

Under the 2006 Stock Compensation Plan, 12% of our outstanding shares of our common stock will be reserved for issuance. This number will be reduced by the 655,189 shares reserved under the 1999 Stock Option Plan on April 3, 2006. Upon any future issuance of additional common stock, 12% of such newly issued shares will also be reserved for issuance under the 2006 Stock Compensation Plan, provided, however, no more than 3,000,000 shares will ever be reserved. Any shares subject to an option that remain unexercised after the cancellation, expiration, or exchange of an option and any shares of Restricted Stock which are forfeited will again become available for use under the 2006 Stock Compensation Plan. Any shares which are surrendered for cash or common stock, or a combination thereof, and any shares of common stock used to satisfy a withholding obligation shall not again become available for use under the 2006 Stock Compensation Plan.

If the 2006 Stock Compensation Plan is adopted, Bancshares of Florida intends to make the following immediate grants of Stock Options:

Name and Position	Number of Shares Subject to Options
Michael L. McMullan, CEO and President	0
Martin P. Mahan, COO and EVP	0
Julie W. Husler, CEO and President	0
Bank of Florida Trust Company	0
John B. James, EVP	0
Tracy L. Keegan, CFO and EVP	4,449
All Executive Officers	4,449
All Non-Executive Employees	250
Non-Employee Directors	0

Administration of Plan

The 2006 Stock Compensation Plan will be administered by the Compensation Committee of Bancshares of Florida’s Board of Directors (“Committee”). The Committee will have the delegated authority to grant options, SARs, and Restricted Stock. The composition of the Committee must be at least two directors, each of whom is a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, and each of whom shall be or will be treated as an “outside director” for purposes of Section 162(m) of the Code. The Board has authorized the Committee to interpret the 2006 Stock Compensation Plan, to determine the total number of shares to be granted, and to take such other action in the administration and operation of the 2006 Stock Compensation Plan as the Committee deems equitable under the circumstances. The Board of Directors, however, has reserved to itself the right to amend or terminate the 2006 Stock Compensation Plan. No amendment, however, may be effected without approval of the shareholders to the extent such approval is required under applicable law, Code Section 422, Rule 16b-3, or any applicable stock exchange rule. Furthermore, in no case can stock awards be repriced, either by cancellation and regrant or by lowering the exercise price of a previously granted award.

Eligibility

Selected directors, executive officers, and employees will be eligible to participate in the 2006 Stock Compensation Plan. Executive officers and employees are eligible for the grant of ISOs, NQOs, Restricted Stock, Restricted Stock Units, and SARs. However, directors are only eligible for the grant of NQOs, SARs, and Restricted Stock.

Terms of Options

The 2006 Stock Compensation Plan authorizes the grant of ISOs or NQOs, both of which are exercisable for shares of Bancshares of Florida common stock. Employees may receive either ISOs or NQOs, however, all option grants to non-employee directors shall be NQOs. Options may be granted for any reason, as the Committee deems appropriate under the circumstances. The price at which a stock option may be exercised for a share of common stock may not be less than the fair market value of a share of common stock on the date the stock option is granted. The “fair market value” means the closing price per share as reported in a financial periodical on the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day, or if no such prices are reported, a price determined by the Committee acting in good faith; provided, however, the fair market value can never be less than the book value of a share.

The period during which a stock option may be exercised shall be determined by the Committee at the time the option is granted and may not extend more than 10 years from the date of grant. A stock option or portion thereof that is not exercised before expiration of the applicable option period shall terminate. An option agreement may provide for the exercise of a stock option within 90 days after the employment of an employee or the status of an individual as a director has terminated for any reason; except that the period may be extended to one year in the case of death or disability. The 2006 Stock Compensation Plan shall expire, and no further grants shall be made, 10 years after its approval by the shareholders.

The aggregate fair market value of ISOs granted to an individual employee under the 2006 Stock Compensation Plan, which first becomes exercisable in any calendar year, may not exceed $100,000 per year.

Stock Appreciation Rights

Under the 2006 Stock Compensation Plan, stock appreciation rights may be granted as part of a stock option (a “Related Option”) with respect to all or a portion of the shares of common stock subject to the Related Option (a “Tandem SAR”) or may be granted separately (a “Freestanding SAR”). Tandem SARs and Freestanding SARs are collectively referred to as “SARs.” The share value of a Freestanding SAR shall be set forth in the related SAR agreement, and may not be less than the fair market value of a share of common stock on the date the SAR is granted. The share value of a Tandem SAR shall be determined by the exercise price of the Related Option, which also may not be less than the fair market value of a share of common stock on the date of grant. The grant of SARs may be subject to such other terms as the Committee deems appropriate.

When a Freestanding SAR is exercised, the recipient receives a payment determined by calculating the difference between the share value at grant, as set forth in the SAR agreement, and the fair market value of a share of common stock on the date of exercise. On the exercise of a Tandem SAR for a number of shares, the Related Option is deemed to be surrendered to the extent of the same number of shares and the payment is based on the increase in fair market value of common stock on the exercise date over the value stated in the stock option agreement. Payment may be made in cash or stock, or a combination of cash and stock. The form and timing of payments shall be determined by the Committee.

Restricted Stock and Restricted Stock Units

Shares of Restricted Stock may be granted to employees and directors and may be subject to one or more contractual restrictions as established by the Committee at the time of grant and as set forth in the related Restricted Stock agreement. The agreement will set forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the employee’s or director’s interest in the Restricted Stock will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the employee or director. The Restricted Stock agreement will state whether the employee or director has the right to receive any cash dividends paid with respect to the shares of Restricted Stock. If the employee or director has no right to receive cash dividends, the agreement may give the employee or director the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Dividends declared on the shares of Restricted Stock after grant, but before the shares are forfeited or become non-forfeitable, are treated as part of the grant of the related Restricted Stock. An employee or director has the right to vote the shares of Restricted Stock after grant until they are forfeited or become non-forfeitable.

Shares of Restricted Stock may vest in installments or in total upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the 2006 Stock Compensation Plan. To enforce the restrictions, all shares of Restricted Stock will be held by Bancshares of Florida until the restrictions are satisfied. The exercise or surrender of any option granted under the 2006 Stock Compensation Plan and the acceptance of a Restricted Stock grant shall constitute an employee’s or director’s full and complete consent to whatever actions the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender of such Restricted Stock. The Committee also can provide that an employee or director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Bancshares of Florida common stock actually transferred to the employee or director under the 2006 Stock Compensation Plan. Any such election and any such reduction shall satisfy the conditions of the exemption under Rule 16b-3. Grants of Restricted Stock will be effective for periods as determined by the Committee, provided no Restricted Stock may be granted after the earlier of the tenth anniversary of the 2006 Stock Compensation Plan being approved by the shareholders or the date on which all shares of common stock reserved under the 2006 Stock Compensation Plan have been issued or are unavailable for use, in which event the 2006 Stock Compensation Plan also shall terminate on such date.

In the case of Restricted Stock grants which vest only upon the satisfaction of performance objectives, the Committee shall determine the performance objectives to be used in connection with Restricted Stock awards and shall determine the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Committee in its sole discretion shall select among one or more of the following: stock price;

earnings per share; return on equity; return on capital; net income; return on assets; or total return to shareholders.

Stock Units are not share awards, but rather represent a contractual right to receive shares at a specified future date, or upon the occurrence of a future event. Like Restricted Stock, Stock Units are not sold or transferred until any predefined restrictions have lapsed. However, because the initial award is only a promise to award a share at a later date, Stock Units carry neither voting nor dividend rights until they are exchanged into shares at the payment date. Holders of Stock Units are not shareholders (whereas holders of restricted shares are shareholders). However, Bancshares of Florida is allowed to pay dividend equivalents to recipients during the period in which they are a Stock Unit holder. Any such dividend payment is subject to taxation. Recipients will generally recognize ordinary income in the amount of the fair market value of the Restricted Stock at the time the actual stock is issued.

Certain Federal Income Tax Consequences

The following summary generally describes the current principal federal income tax consequences of certain events under the 2006 Stock Compensation Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or director or to Bancshares of Florida. The provisions of the Code and regulations thereunder relating to these matters are complicated, they change often, and their impact in any one case may depend upon the particular circumstances.

Options and Stock Appreciation Rights

A grantee will not be subject to any federal income tax upon the grant of a stock option or SAR pursuant to the 2006 Stock Compensation Plan.

A grantee will not recognize income for federal income tax purposes (and Bancshares of Florida will not be entitled to any federal income tax deduction) as a result of the exercise of an ISO and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may have an increase in their federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules of the Code.

If the shares transferred pursuant to the exercise of an ISO are disposed of within two years from the date the ISO is granted or within one year from the date the ISO is exercised (the “ISO holding periods”), the employee will recognize ordinary income equal to the excess of the amount realized on the disposition over the price paid for the shares. In such case, Bancshares of Florida will be entitled to a tax deduction for the same amount.

If the shares transferred upon the exercise of an ISO are disposed of after the ISO holding periods have been satisfied, long term capital gain or long term capital loss is realized on the disposition. Bancshares of Florida will not be entitled to a federal income tax deduction as a result of such a disposition.

Ordinary income will be recognized by the employee or director upon exercise of an NQO. Generally, the ordinary income realized is the excess, if any, of the fair market value of the shares of common stock received upon the exercise of the NQO over the exercise price. An employee will also recognize ordinary income upon exercising a SAR equal to the total of any cash received and the fair market value of any shares of common stock received.

Income tax withholding from the employee is required on the income recognized by the employee upon exercise of an NQO or a SAR. Bancshares of Florida ordinarily will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee upon exercise of an NQO or a SAR, subject to the restrictions on deductibility described under “Performance-Based Compensation — Section 162(m) Requirements” below or the ordinary income recognized by the employee on the disposition of common stock acquired pursuant to the exercise of an ISO.

Restricted Stock and Stock Units

An employee or director will generally recognize ordinary income in an amount equal to the fair market value of the shares subject to the Restricted Stock grant at the time of vesting. Dividends paid to an employee or director on shares of Restricted Stock are treated as ordinary income of the employee or director in the year received. Bancshares of Florida will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee, subject to the limitations on deductibility contained in Section 162(m). Employees and directors who receive Stock Units typically may defer income tax liability until the underlying shares of Restricted Stock are issued. Accordingly, Bancshares of Florida will not receive a deduction until that time.

Performance-Based Compensation — Section 162(m) Requirements

The 2006 Stock Compensation Plan is intended to preserve Bancshares of Florida’s tax deduction for the occurrence of certain events by complying with the terms of Section 162(m) and the regulations thereunder. The Committee will use its best efforts to ensure that grants of options, SARs, and Restricted Stock to participants under the 2006 Stock Compensation Plan qualify as “performance-based compensation” for purposes of Section 162(m), unless the Committee determines it is in the best interest of Bancshares of Florida to do otherwise.

The following table sets forth information about the number of shares reserved for issuance under the 1999 Stock Option Plan and the proposed 2006 Stock Compensation Plan as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
1999 Stock Option Plan Approved by security holders	655,189	$14.61	0
Equity compensation plans not Approved by security holders (1)	288,190	$11.09	0

Total	943,379	$13.53	0

(1)	Includes warrants issued to the organizing directors of our subsidiary banks.

No monetary consideration is received by us in return for the grant of options, although consideration is received upon the exercise of options. In 2005, the following options were granted to the five executive officers listed in the above Summary Compensation Table:

2005 Option Grants

Name	Number of Securities Underlying Option Granted	Percent of Total Options Granted to Employees In 2005	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
					5%	10%
Michael L. McMullan	10,000	4.5%	$16.02	6/16/2015	$100,749	$255,318
	25,000	11.2%	$23.10	12/14/2015	$363,187	$920,386
Martin P. Mahan	20,000	9.0%	$23.10	12/14/2015	$290,549	$736,309
Julie W. Husler	2,500	1.1%	$23.10	12/14/2015	$36,319	$92,039
John B. James	2,500	1.1%	$23.10	12/14/2015	$36,319	$92,039
Craig D. Sherman	2,500	1.1%	$23.10	12/14/2015	$36,319	$92,039

Based on the last reported trade of Bancshares of Florida common stock, prior to December 31, 2005, we have estimated the value of Bancshares of Florida common stock to be $22.70 per share. Based on this value, the following table sets forth information concerning the value of stock options owned by the five executive officers listed above.

Aggregated Option Values at December 31, 2005

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/Unexercisable
Michael L. McMullan	N/A	N/A	107,500/-0-	$974,650/-0-
Martin P. Mahan	N/A	N/A	67,500/-0-	$500,200/-0-
Julie W. Husler	N/A	N/A	13,000/-0-	$117,725/-0-
John B. James	N/A	N/A	13,000 /-0-	286,635/-0-
Craig D. Sherman	N/A	N/A	13,000/-0-	319,700/-0-

1999 Stock Option Plan

Each stock option granted under the 1999 Plan has a maximum term of 10 years, subject to earlier termination in the event the participant ceases to be an employee. The exercise price of an option granted under the 1999 Plan must be at least 100% of the fair market value of the stock subject to the option on the date of grant, or 110% with respect to an option granted to a holder of more than 10% of the combined voting power of all classes of stock of Bancshares of Florida. In general, options vest ratably over a five-year period commencing one year from the date of grant, except as otherwise decided by the Board of Directors. However, for tax advantage purposes, on December 22, 2005, the Board of Directors accelerated the vesting schedules for the majority of the outstanding options, making them immediately exercisable. The purchase price for shares of common stock is payable immediately upon the exercise of the option.

Each stock option granted under the 1999 Plan is non-transferable and exercisable only during the holder’s lifetime. In the event that the holder dies prior to exercising an option, such option may be exercised by the personal representative of the holder’s estate for a period of one year after such representative’s appointment. In the event that the holder is terminated for any reason other than death, such option may be exercised at any time prior to the expiration date of the option or within three months after the date of such termination, or within 12 months in the case of an employee who is totally disabled, whichever is earlier, but only to the extent such holder had the right to exercise such option at the date of such termination. If the holder’s employment is terminated as a result of deliberate, willful or gross misconduct, all non-vested rights under the option shall terminate and expire upon such termination. The terminated employee then has three months following termination to exercise any vested options. If options granted under the 1999 Plan expire or are terminated for any reason without being exercised, the shares of common stock underlying such grant are placed back into the pool of unallocated options and become available for future grants under the 1999 Plan.

In the event of a reorganization, merger or consolidation in which Bancshares of Florida is not the surviving corporation, the sale of substantially all of our assets to another corporation, or a change in control or threatened change in control of Bancshares of Florida, all options granted prior to such event under the 1999 Plan may become immediately exercisable at the discretion of our Board of Directors.

To allow for greater flexibility with regards to stock compensation for our directors and employees we are submitting the 2006 Stock Compensation Plan for shareholder approval. In order for the 2006 Stock Compensation Plan to be adopted the votes cast in favor of this proposal must exceed those cast against it. If the 2006 Stock Compensation Plan is approved by the shareholders, no more shares of our common stock will be reserved for issuance under the 1999 Stock Compensation Plan and no more options shall be issued thereunder.

The Board of Directors Recommends that Shareholders Vote

“FOR” the Adoption the 2006 Stock Compensation Plan and

the Suspension of the 1999 Stock Option Plan.

CHANGES IN INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

On August 22, 2005 and effective immediately on that date, Bancshares of Florida dismissed the accounting firm of KPMG LLC, which previously served as our independent registered public accountants. Bancshares of Florida’s decision to dismiss KPMG LLC was approved by the Audit Committee of the Board of Directors.

KPMG LLC’s audit reports on Bancshares of Florida’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, in connection with the audits for the fiscal years ended December 31, 2004 and December 31, 2003, and the subsequent interim period until August 22, 2005, there were no disagreements with KPMG LLC on any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if left unresolved to KPMG LLC’s satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion on Bancshares of Florida’s consolidated financial statements. In addition, there were no reportable events to be disclosed under Item 304(a)(1)(v) of Regulation S-K.

Effective on August 22, 2005, Banshares of Florida engaged the services of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”) to serve as its independent public accountants. This engagement was approved by Bancshares of Florida’s Audit Committee. During the years ended December 31, 2004 and December 31, 2003 and the interim period prior to Hacker, Johnson’s engagement, Bancshares of Florida did not consult with Hacker, Johnson with respect to the application of accounting principles to a specific transaction, either completed or proposed, or receive the type of audit opinion that may be rendered on Bancshares of Florida’s consolidated financial statements, or on any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson, as the independent auditors for Bancshares of Florida and its subsidiaries for the fiscal year ending December 31, 2006. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Relationships with Independent Registered Public Accounting Firms

Hacker, Johnson served as our independent auditors for the fiscal year ended December 31, 2005, beginning with their appointment on August 22, 2005. KPMG LLC served as our independent auditors for the fiscal year ended December 31, 2004, and during the interim period up until their dismissal in August 2005.

Bancshares of Florida has been advised by Hacker, Johnson that none of its members, or any of its associates, has any direct financial interest or material indirect financial interest in Bancshares of Florida or its subsidiaries. It is expected that a representative of this firm will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees paid to Hacker, Johnson in 2005, and KPMG, LLC in 2005 and 2004 for professional services were as follows:

Audit Fees: The aggregate fees for which Bancshares was billed for professional services by Hacker, Johnson in connection with the reviews of the financial statements included in the September 2005 and December 2005 quarterly filings with the Securities and Exchange Commission and the audit of the annual financial statements and internal controls over financial reporting for the fiscal year ended December 31, 2005 was $173,000. In 2005, KPMG LLP also billed Bancshares of Florida approximately $31,000, for fees related to the quarterly filings ended March 31, 2005 and June 30, 2005 and approximately $105,000 in connection with the audit of the 2004 annual financial statements. In addition, the aggregate fees billed in 2004 for professional services by KPMG LLP in connection with the audit of the annual financial statements and the reviews of the financial statements included in the quarterly filings with the Securities and Exchange Commission for the fiscal year ended December 31, 2004 were $95,000.

Audit-Related Fees: In 2005, Hacker, Johnson did not bill Bancshares of Florida for fees reasonably related to the performance of our audit and reviews of financial statements. In 2004 and 2005, KPMG, LLC also billed Bancshares of Florida $5,077 and $9,800, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and miscellaneous related fees.

Tax Fees: The fees billed by Hacker, Johnson for tax compliance and advice, including the preparation of Bancshares of Florida’s 2005 corporate consolidated tax returns, was $14,000. In 2005, KPMG LLP billed Bancshares of Florida $15,450 for tax compliance and advice, including the preparation of Bancshares of Florida’s 2004 corporate tax returns. In 2004 KPMG LLP also billed Bancshares of Florida $14,000, for tax compliance and advice, including the preparation of Bancshares of Florida’s 2003 corporate tax returns.

All Other Fees: In 2005, KPMG LLP also billed Bancshares of Florida approximately $9,000 and Hill, Barth & King, LLC, another accounting firm, billed $9,800 for fees related to the common stock offering and conversion of preferred stock into common stock in the quarter ended June 30, 2005. In 2004, KPMG LLP also billed Bancshares of Florida approximately $85,325 and Hill, Barth & King, LLC billed $18,758 for fees related to the common stock offering in the quarter ended September 30, 2004.

Compatibility of Fees: Our Audit Committee has considered the provision of non-audit services by Hacker, Johnson and the fees paid to that firm for such services, and believes that the provision of such services and their fees are compatible with maintaining Hacker, Johnson’s independence (See “Audit Committee Report”).

In all instances, Hacker, Johnson’s, KPMG LLP’s, and Hill, Barth & King, LLC’s performance of the above mentioned services was pre-approved by Bancshares of Florida’s Audit Committee.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Ratification of the Appointment of Hacker, Johnson & Smith, P.A.

for the Fiscal Year Ending December 31, 2006

PROPOSAL IV

ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve Proposals I, II, or III. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Approval of the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2007 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our main office at 1185 Immokalee Road, Naples, Florida 34110, on or before December 21, 2006. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in our proxy materials.

NEW BUSINESS

According to our Bylaws, any new business to be taken up at the Annual Meeting must be stated in writing and filed with Bancshares of Florida at least 30 days before the date of the Annual Meeting, in order to be considered at the Annual Meeting. No other proposals shall be acted upon at the Annual Meeting. A shareholder may make a proposal at the Annual Meeting, which may be discussed and considered, but unless stated in writing and filed at least 30 business days before the meeting, such proposal shall not be acted upon except at an adjourned Annual Meeting, Special Meeting, or subsequent Annual Meeting of the Shareholders.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2005, certain of our directors and executive officers who own our stock filed Form 3s or Form 4s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. Based solely on the review of copies of the filings we have received or written representations from such reporting persons, it is our belief that during 2005, the majority of such filings by our officers, directors or 10% shareholders were made timely. However, Form 3s were filed late by Sharon I. Hill, John S. Chaperon, Daniel W. Taylor, and David G. Wallace due to unexpected delays in obtaining EDGAR access codes. In addition, John B. James, Richard Rochon, and Ramon A. Rodriguez each filed one Form 4 late, which resulted from stock options that had inadvertently not been reported when first granted. In addition, Michael L. McMullan filed two Form 4s late, also due to stock options inadvertently not being reported when granted.

STOCK PERFORMANCE GRAPH

The following graph compares Bancshares of Florida’s cumulative stockholder’s return on our common stock with: (i) SNL Financial LC’s index for southeastern banks and bank holding companies; and (ii) the Russell 3000 Index, which pertains to listed companies representing 98% of the U.S. market for the period from February 11, 2003 (the date of our initial public offering) to December 31, 2005, inclusive.

	Period Ending
Index	02/11/03	12/31/03	12/31/04	06/30/05	12/31/05
Bancshares of Florida, Inc.	100.00	144.71	158.16	166.90	222.85
Russell 3000	100.00	138.59	155.15	155.13	164.64
SNL Southeast Bank Index	100.00	129.23	153.25	150.42	156.87

The graph assumes an initial investment of $100 on February 11, 2003.

OTHER MATTERS WHICH MAY PROPERLY COME

BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matters should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Bancshares of Florida. Proxies may be solicited by directors, officers, or our other employees, in person, or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. Because of the number of our shares that are held in street name, Bancshares of Florida has retained Regan & Associates, Inc., to aid in the solicitation of shareholders, brokers, banks, and other institutional investors for an estimated fee of $6,000.

AVAILABILITY OF OTHER INFORMATION

Accompanying this Proxy Statement is our 2005 Annual Report, which includes our audited financial statements. The Annual Report and other corporate information are also available in the Investor Relations section of our corporate website, www.bankofflorida.com. Additional printed copies of our Annual Report are available to shareholders at no charge. Any shareholder who would like an additional copy may contact:

Bancshares of Florida, Inc.

1185 Immokalee Road

Naples, Florida 34110

Attention: Tracy L. Keegan, Chief Financial Officer

(239) 254-2100- telephone number

We currently file periodic reports (including Form 10-Ks and Form 10-Qs) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically. Information filed by Bancshares of Florida is also available for review on this website at www.sec.gov.

BANCSHARES OF FLORIDA, INC.

April 20, 2006

EXHIBIT A

CHARTER OF THE

COMPLIANCE AND RISK MANAGEMENT COMMITTEE

I.	AUTHORITY AND MEMBERSHIP

The Compliance and Risk Management Committee (“Committee”) of Bancshares of Florida, Inc. and its subsidiaries (collectively “Bancshares”) shall be a committee comprised primarily of representatives from Bancshares’ Board of Directors (the “Board”). In addition, the Board, in its discretion, may authorize the appointment of director representatives from Bancshares’ subsidiaries. The list of the current members of the Committee is attached hereto as Exhibit A. The Board may increase or decrease the number of members from time to time thereafter; however, in no case shall the number of members be less than three.

The members of the Committee representing Bancshares and its subsidiaries shall be recommended and approved by the Board. The members of the Committee shall serve until their successors are duly elected by the Board.

The Committee shall elect one of its members to serve as Committee Chair. The Committee may also appoint a Secretary, who need not be a Director. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present, shall be the act of the Committee. In the absence of a quorum, a majority of the members of the Committee present may adjourn any meeting, until a quorum is available. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned. The Committee shall initially meet semi-annually, or as needed.

The Committee shall oversee Bancshares’ Corporate Risk Management and Compliance. The Committee shall work with Bancshares’ Director of Corporate Risk Management and the Corporate Compliance Officer in assessing Bancshares’ compliance with certain federal laws specified herein. The Committee has the authority, with the approval of the Board, to retain independent legal, accounting, or other advisors and consultants deemed necessary to fulfill the purpose of this Charter. The Committee may request any officer or employee of Bancshares or Bancshares’ outside counsel or other advisors to attend a meeting of the Committee.

II.	PURPOSE OF THE COMMITTEE

The Committee’s primary purpose is to:

(1) Oversee Bancshares and its subsidiaries’ compliance with State and Federal Consumer Compliance laws, the Bank Secrecy Act and the United States Patriot Act;

(2) Verify that the employees of Bancshares and its subsidiaries are receiving proper training in the areas of State and Federal Consumer Compliance laws, the Bank Secrecy Act and the United States Patriot Act;

(3) Review with the Director of Corporate Risk Management and/or the Corporate Compliance Officer, the recommendations’ of outside compliance auditors (“Compliance Auditors”);

(4) Oversee management’s implementation and administration of a compliance management system for Bancshares and its subsidiaries that complies with State and Federal Consumer Compliance laws and regulations;

(5) Verify through discussions with the Director of Corporate Risk Management, the Corporate Compliance Officer, the Compliance Auditors and others that clear and concise policies and procedures are in place to address potential operational risks for Bancshares and its subsidiaries; and

(6) Ensure that a Director of Corporate Risk Management and a Corporate Compliance Officer have been appointed.

III.	RESPONSIBILITIES OF THE COMMITTEE

A.	General

The Committee shall specifically:

(1) Review with management their recommendations regarding the selection and the engagement of the Compliance Auditors for Bancshares and its subsidiaries;

(2) Report to the Board on the Committee’s activities; and

(3) Annually re-evaluate the performance of the Committee and report the results of the review to the Board.

B.	Charter Review

The Committee shall:

(1) Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

(2) Publicly disclose the Charter and any amendments thereto on Bancshares’ website, or as may otherwise be required.

C.	Compliance Operational/Risk Oversight

The Committee shall:

(1) Ensure that management is taking the appropriate measures to satisfy all of the regulatory requirements applicable to Bancshares and its subsidiaries; and

(2) Through its oversight, ensure that management is taking appropriate measures to identify, assess, monitor, control, and mitigate any operational risks to Bancshares and its subsidiaries; and

(3) Review any internal analysis, reports, or summaries prepared by management, the Compliance Auditors and any banking regulator, which address Bancshares and its subsidiaries’ compliance with both Florida and Federal laws and regulations, and internal policies regarding operational risk.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports, or statements prepared or presented by the Director of Corporate Risk Management, the Corporate Compliance Officer, the Compliance Auditors and legal counsel.

The foregoing Charter was approved by Bancshares’ Board on October 18, 2005.

/s/ Arlette Yassa
Arlette Yassa, Corporate Secretary

EXHIBIT B

SECOND AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

The Board of Directors of Bancshares of Florida, Inc. (“Bancshares”) has established an Audit Committee (“Committee”) to act on behalf of, and with the concurrence of, the Board of Directors (“Board”) to assist the Board in fulfilling its oversight responsibilities as outlined under the Sarbanes-Oxley Act of 2002. The Committee’s primary duties and responsibilities include:

•	Monitoring the integrity of Bancshares’ financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitoring the independence and performance of Bancshares’ independent auditors and internal auditing function (including an outsource service provider).

•	Providing an avenue for candid communications among the independent auditors, management, the Board, and legal counsel.

•	Serving as an oversight committee for the financial reporting of all subsidiaries of Bancshares.

In discharging its duties, the Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities. The Committee has direct access to the independent auditors as well as to anyone at Bancshares or its subsidiaries, in that it may request any officer or employee of Bancshares or its subsidiaries to attend a meeting with the Committee or to meet with any members of, or consultants to the Committee. In addition, the Committee may retain the services of accountants, attorneys, or other expert advisors as it deems necessary in the performance of its duties, which costs for such services shall be borne by Bancshares.

Audit Committee Composition:

The Committee shall meet the requirements of NASDAQ Rule 4350(d)(2). Under this rule, the Committee shall be comprised of a minimum of three (3) directors as selected by the Board, each of whom shall be independent (as defined by the regulations of the National Association of Securities Dealers and the provisions of the Sarbanes-Oxley Act) non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The current members are listed on Schedule A, attached hereto and incorporated herein by reference. Should any member cease to be an independent director, such director shall resign immediately from the Committee; except when determined by the Board that the director’s membership on the Committee is in the best interest of Bancshares and such lack of independence is within the exception provided under NASDAQ Rule 4350(d)(2)(B) or as proscribed by the Sarbanes-Oxley Act.

The Committee members shall be appointed by the Board. In selecting the members of the Committee, the Board shall carefully evaluate the education and experience of the candidate, in accordance with the criteria set forth below:

•	The Committee must have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience, which makes a person sophisticated in financial management and qualifies such person to be designated as a “financial expert.”

•	In addition, all members should be financially literate and have a sufficient understanding of financial reporting and systems of internal controls to properly exercise oversight of these matters.

•	Members must be able to devote significant commitments of time in the preparation for and participation in the Committee meetings.

If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Audit Committee Meetings:

The Committee shall meet at least four times annually, separately or combined with the entire Board, subject to the majority of the independent directors being present, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Management should be available to meet with the Committee to discuss the financial reports and statements that are being presented for review and approval. The Committee should also meet privately in executive session at least annually with the independent auditor and solely as a committee to discuss any matters that the Committee believes should be discussed.

Audit Committee Responsibilities and Duties:

Procedures:

1.	Review and reassess the adequacy of this Charter (“the Charter”) at least annually. Submit the Charter to the Board for approval and have the Charter published at least every three years in Bancshares’ Proxy Statement.

2.	Discuss Bancshares’ annual audited financial statements and reports prior to distribution. This should include a discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	In consultation with management, the independent auditors, and other auditors, consider the integrity of Bancshares’ reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and other auditors, together, with management’s responses.

4.	Review with management and the independent auditors, Bancshares’ quarterly financial results prior to the release of earnings and/or Bancshares’ quarterly financial statements prior to distribution. Discuss any significant changes to Bancshares’ accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair or a member of the Committee designated by the Committee may represent the entire Committee for purposes of this review.

Actions Taken with Independent Auditors at Commencement of Each Fiscal Year:

5.	The Committee shall discuss with the independent auditors any relationships or services that may affect the auditors’ objectivity or independence. If the Committee is not satisfied with the auditors’ assurances of independence, it shall take appropriate action to ensure the independence of the independent auditors.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approaches.

8.	Consider the independent auditors’ judgments about the quality and appropriateness of Bancshares’ accounting principles as applied in its financial reporting.

9.	Approve in advance all audit, audit related, tax, and other non-audit services to be provided by the independent auditors, ensuring that the performance of any non-audit services would not impair the independence of the auditors.

10.	Ensure that the independent auditors partner rotation policy conforms to the requirements of the Sarbanes-Oxley Act.

Actions Taken with Independent Auditors at Year End:

11.

The independent auditors are ultimately accountable to the Committee and to the Board. The Committee shall hire Bancshares’ independent auditors and subsequently review the independence and performance of the auditors to determine whether to continue the engagement of the independent auditors or approve any discharge of auditors if circumstances warrant.

12.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Committees in accordance with AICPA SAS 61.

13.	Review with the independent auditor any problems or difficulties that may have arisen in connection with the audit. Such review shall include any restrictions on the scope of the activities or access to requested information, and any changes required in the planned scope of the audit.

14.	The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the independent auditors. The Committee shall ensure receipt of a formal written statement from the independent auditors consistent with standards set by the Independence Standards Board.

15.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

Internal Audit and Legal Compliance:

16.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

17.	Review significant reports prepared by the outsourced internal audit service provider together with management’s response and follow-up to these reports.

18.	On at least an annual basis, review with Bancshares’ counsel, any legal matters that could have a significant impact on the organization’s financial statements, Bancshares’ compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

19.	On a quarterly basis discuss the following with management and the independent auditors, if necessary: 1) any significant deficiency in the system or operation of internal controls which could adversely affect Bancshares’ ability to record, process, summarize, or report financial data; and 2) any fraud, whether or not material, that involves the management or other employees which could affect Bancshares’ internal controls.

Other Audit Committee Responsibilities:

20.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in Bancshares’ Proxy Statement for the Annual Meeting of Shareholders.

21.	Establish procedures for the confidential and anonymous reporting of any complaints or concerns regarding Bancshares’ accounting, internal controls, or other audit related matter, and responding to any such complaints.

22.	Approve any related party transactions between Bancshares and its management, directors, or any of their affiliates.

23.	At the beginning of each fiscal year, establish an agenda for that year for the Committee.

24.	Conduct an annual self-evaluation of the Committee members.

25.	Perform any other activities consistent with this Charter, Bancshares’ Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

26.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

The foregoing Second Amended and Restated Charter of the Audit Committee was approved by the Board of Directors at a meeting held on April 19, 2005.

/s/ Arlette Yassa
Arlette Yassa,

Corporate Secretary

EXHIBIT C

BANCSHARES OF FLORIDA, INC.

2006 STOCK COMPENSATION PLAN

SECTION 1

BACKGROUND AND PURPOSE

The name of this stock plan is the “2006 Stock Compensation Plan.” The purpose of this Plan is to promote the interests of Bancshares of Florida, Inc. (“Bancshares”) through grants to Employees and Directors of Incentive Compensation (as defined in Section 2.11 of this Plan) in order: (i) to attract and retain Employees and Directors; (ii) to provide an additional incentive to each Employee and Director to work to increase the value of Stock; and (iii) to provide each Employee and Director with a stake in the future of Bancshares, which corresponds to the stake of each of our shareholders. Accordingly, the Plan is intended as a further means of providing a closer identity of interests between the members of the Board of Directors, executive officers and shareholders.

Since the Employees and Directors eligible to receive Incentive Compensation under this Plan will be those who are in positions to make important and direct contributions to the success of Bancshares, the Board believes that the grant of Incentive Compensation under this Plan will be in the best interest of Bancshares.

SECTION 2

DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1.	“Bancshares” means Bancshares of Florida, Inc., a Florida corporation, and its wholly-owned subsidiaries, and any Subsidiary or successor to such corporations.

2.2.	“Board” means the Board of Directors of Bancshares.

2.3. “Change in Control” means a change in control of Bancshares of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control,” provided that such a change in control shall be deemed to have occurred at such time as:

(i) any “person” (as that term is used in Sections 13[d] and 14[d][2] of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of Directors of the then outstanding securities of Bancshares or any successor of Bancshares;

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(ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new Director was approved by a vote of at least two-thirds of the directors then still in office who were Directors at the beginning of the period;

(iii) the shareholders of Bancshares approve any reorganization, merger, consolidation, or share exchange as a result of which the common stock of Bancshares shall be changed, converted, or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of Bancshares) or any dissolution or liquidation of Bancshares or any sale or the disposition of 50% or more of the assets or business of Bancshares; or

(iv) the shareholders of Bancshares approve any reorganization, merger, consolidation, or share exchange unless:

(A) the persons who were the beneficial owners of the outstanding shares of the common stock of Bancshares immediately before the consummation of such transaction beneficially own more than 50% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction; and

(B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.3(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of Bancshares common stock immediately before the consummation of such transaction; provided

(C) the percentage described in Section 2.3(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in 2.3(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of Bancshares by the persons described in Section 2.3(iv)(A) immediately before the consummation of such transaction.

2.4. “Code” means the Internal Revenue Code of 1986, as amended.

2.5. “Committee” means the Compensation Committee to which the responsibility to administer this Plan has been delegated by the Board. The Compensation Committee will consist of at least three members of the Board, who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and are (or are treated as) “outside directors” for purposes of Section 162(m) of the Code.

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2.6. “Covered Employee” means an Employee whom the Committee on the date he or she is granted an Option, SAR, Restricted Stock, or Stock Units deems likely to be a “covered employee” (within the meaning of Section 162[m] of the Code) as of any date on or after the date of such grant.

2.7. “Director” means a member of the Board who is not an employee of Bancshares or any Subsidiary or Parent Corporation.

2.8. “Employee” means a select employee of Bancshares or any Subsidiary whose performance is, in the judgment of the Committee acting in its absolute discretion, directly or indirectly material to the success of Bancshares or such Subsidiary and who is not a Ten Percent Shareholder.

2.9. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10. “Fair Market Value” means: (1) the closing price of the Stock on the date in question, as quoted by the Nasdaq National Market or the Nasdaq SmallCap Market (or other nationally recognized quotation service); (2) if the Stock is not traded on the Nasdaq Stock Market but is registered on a national securities exchange the closing sales price of the Stock on such national securities exchange; (3) if the Stock is not traded on a national securities exchange or through any other nationally recognized quotation service, then the fair market value of the Stock as determined by the Board of Directors or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board of Directors or the Committee shall in its discretion select and apply at the time of the grant. In no instance, however, shall the Fair Market Value of the Stock ever be less than its book value.

2.11. “Incentive Compensation” means Options, Stock Appreciation Rights, Restricted Stock and/or Stock Units as each is defined in the Plan.

2.12. “ISO” means an Option granted under Section 7 of this Plan to purchase Stock, which is evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option under Section 422 of the Code.

2.13. “NQO” means a nonqualified option, i.e., an Option granted under Section 7 of this Plan to purchase Stock, which is evidenced by an Option Agreement which provides that the Option shall not be treated as an incentive stock option under Section 422 of the Code.

2.14. “Option” means an ISO or an NQO.

2.15. “Option Agreement” means the written agreement or instrument which sets forth the terms of an Option granted to an Employee or Director under this Plan.

2.16. “Option Price” means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

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2.17. “Parent Corporation” means any corporation which is a parent corporation (within the meaning of Section 424[e] of the Code) of Bancshares.

2.18. “Plan” means the 2006 Stock Compensation Plan, as amended from time to time.

2.19. “Restricted Stock” means Stock granted to an Employee or Director pursuant to Section 8 of this Plan.

2.20. “Rule 16b-3” means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

2.21. “Stock” means the one cent ($0.01) par value common stock of Bancshares.

2.22. “Stock Agreement” means the written agreement or instrument which sets forth the terms of a Restricted Stock grant or Stock Unit grant to an Employee or Director under this Plan.

2.23. “Stock Appreciation Right or SAR” means a right which is granted pursuant to the terms of Section 7 of this Plan to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

2.24. “SAR Agreement” means the written agreement or instrument which sets forth the terms of a SAR granted to an Employee under this Plan.

2.25. “SAR Share Value” means the figure which is set forth in each SAR Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

2.26. “Stock Unit” means a contractual right granted to an Employee or Director pursuant to Section 8 to receive a Restricted Stock at a certain date or upon the occurrence of a certain event.

2.27. “Subsidiary” means any corporation which is a subsidiary corporation (within the meaning of Section 424[f] of the Code) of Bancshares.

2.28. “Ten Percent Shareholder” means a person who owns (after taking into account the attribution rules of Section 424[d] of the Code) more than ten percent of the total combined voting power of all classes of stock of either Bancshares, a Subsidiary, or a Parent Corporation.

SECTION 3

SHARES RESERVED UNDER PLAN

3.1. Shares. There shall (subject to Section 11 herein) be reserved for issuance under this Plan 12% of the outstanding shares of Bancshares as of the date this Plan is approved by the Board, subtracting any shares reserve for issuance under the 1999 Stock Option Plan on the date this Plan is adopted by Bancshares’ Board. The number of shares available for future grant under

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this Plan will be periodically adjusted to provide for stock splits, stock dividends, exercise of warrants and stock options, restricted stock, restricted stock units, or shares otherwise issued, which will increase the number of outstanding shares, so that at any given time 12% of such newly issued shares shall also be reserved for issuance under this Plan. Provided, however, that no more than 3,000,000 shares of Stock shall ever be reserved for issuance under this Plan.

3.2. Source of Shares. The shares of Stock described in Section 3.1 shall be reserved from authorized but unissued shares of Stock. Furthermore, any shares of Stock issued pursuant to a Restricted Stock grant which are forfeited thereafter shall again become available for issuance under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 14.4 shall not again become available for issuance under this Plan. The exercise of a SAR or a surrender right in an Option shall reduce the number of shares available for issuance under this Plan only to the extent of the shares of Stock, if any, actually issued upon such exercise. Finally, if the Option Price of an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to Bancshares in satisfaction of any condition to a grant of Restricted Stock, such shares thereafter shall be treated the same as any other shares of Stock available for issuance under this Plan.

3.3. Use of Proceeds. The proceeds which Bancshares receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of Bancshares.

SECTION 4

EFFECTIVE DATE

This Plan shall be effective on the date the shareholders of Bancshares (acting at a duly called meeting of such shareholders) approve the adoption of this Plan and absent a Change in Control, shall extend for a term of ten years from that date.

SECTION 5

COMMITTEE

This Plan shall be administered by the Committee. Subject to the provisions of this Plan (including Sections 11, 12, 13, and 14), the Committee shall have the power, authority, and sole and exclusive discretion to construe, interpret, and administer this Plan, including without limitation, the power and authority to make factual determinations relating to Plan grants and correct mistakes in Option, SAR, or Stock Agreements, and to take such other action in the administration and operation of this Plan as the Committee deems necessary and equitable under the circumstances. Such actions of the Committee shall be binding on Bancshares, on each affected Employee and Director and on each other person directly or indirectly affected by such action. The Committee may delegate such powers and duties, whether ministerial or discretionary, as the Committee may deem appropriate, including, but not limited to, authorizing the Committee’s delegate to execute agreements evidencing the grant of Options, SARs, Restricted Stock, and Stock Units or other documents on the Committee’s behalf. The Committee may in its discretion impose a vesting exercise schedule or other restrictions as a

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condition on any benefits awarded under the Plan. The individual agreement, evidencing the award, shall set forth any such vesting schedule or other restrictions.

SECTION 6

ELIGIBILITY

Employees and Directors shall be eligible for the grant of Options, SARs, Restricted Stock, and Stock Units under this Plan.

SECTION 7

OPTIONS AND SARs

7.1. Options. The Committee, acting in its absolute discretion, shall have the right to grant Options to Employees and Directors under this Plan from time to time and Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. All Options granted to Directors shall be NQOs.

7.2. $100,000 Limit. The aggregate Fair Market Value of ISOs granted to an Employee under this Plan and ISOs granted to such Employee under any other stock option plan adopted by Bancshares, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO is granted, and the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

7.3. Option Price and Exercise Period.

(a) Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option. Except in accordance with the provisions of Section 11 of this Plan, the Committee shall not, absent the approval of Bancshares’ shareholders, take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options.

(b) Exercise Period. Each Option granted under this Plan shall be exercisable, in whole or in part, at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the employment of an Employee or the status of an individual as a Director has terminated for any reason whatsoever, including death or disability.

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7.4. Method of Exercise.

(a) Committee Rules. An Option may be exercised as provided in this Section 7.4 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee or its delegate from time to time for the exercise of Options.

(b) Notice and Payment. An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable: (1) written notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised; and (2) payment in full of the Option Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Option Price by any of the following means:

(1) in cash, electronic funds transfer, or a check acceptable to the Committee;

(2) in Stock which has been held by the Employee or Director for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

(3) through a broker-facilitated cashless exercise procedure acceptable to the Committee; or

(4) in any combination of the methods described in this Section 7.5(b) which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised.

(c) Restrictions. The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

7.5. Nontransferability. Except to the extent the Committee deems permissible under Section 422(b) of the Code and Rule 16b-3 and consistent with the best interests of Bancshares, neither an ISO granted under this Plan nor any related surrender rights shall be transferable by an Employee other than by will or by the laws of descent and distribution. Additionally, no

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Employee shall have the right to sell, assign, pledge or otherwise dispose of or encumber either his right to participate in the Plan or his interest in the shares of Stock or excess funds accumulated for his benefit, and such right and interest shall not be liable for or subject to the debts, contracts or liabilities of the Employee. Any such ISO grant and surrender rights under this Plan shall be exercisable during an Employee’s lifetime, as the case may be, only by the Employee, provided that in the event an Employee is incapacitated and unable to exercise such Employee’s ISO, such Employee’s legal guardian or legal representative whom the Committee (or its delegate) deems appropriate based on all applicable facts and circumstances presented to the Committee (or its delegate) may exercise such Employee’s ISO, in accordance with the provisions of the Plan and the applicable Option Agreement. The person or persons to whom an ISO is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan. Notwithstanding the foregoing, and as permitted under Rule 16b-3, the Committee may in its discretion permit NQOs and SARs to be transferable, provided however, that the persons to whom the NQO and SARs are transferable may, in the Committee’s discretion, be limited to related persons or interests of the Employee or Director.

7.6. SARs and Surrender Rights.

(a) SARs. The Committee acting in its absolute discretion may grant an Employee or Director a SAR which will give the Employee or Director the right to the appreciation in one, or more than one, share(s) of Stock, and any such appreciation shall be measured from the related SAR Share Value. The Committee shall have the right to make any such grant subject to such additional terms as the Committee deems appropriate, and such terms shall be set forth in the related SAR Agreement.

(b) Option Surrender Rights. The Committee acting in its absolute discretion also may incorporate a provision in an Option Agreement to give an Employee or Director the right to surrender his or her Option, in whole or in part, in lieu of the exercise (in whole or in part) of that Option to purchase Stock on any date that:

(1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock; and

(2) the Option to purchase such Stock is otherwise exercisable.

(c) Procedure. The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Employee or Director which specifies the number of shares of Stock as to which the Employee or Director, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Employee’s or Director’s option) how he or she desires payment to be made with respect to such shares.

(d) Payment. An Employee or Director who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with an exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock,

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equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the SAR Share Value for a share of Stock subject to the SAR or the Option Price for a share of Stock subject to an Option. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Employee or Director and delivered to the Committee (or to its delegate) and (2) to forfeit an Employee’s or Director’s right to payment of cash in lieu of a fractional share of Stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 7.6 to come within an exemption under Rule 16b-3. Any cash payment under this Section 7.6 shall be made from Bancshares’ general assets, and an Employee or Director shall be no more than a general and unsecured creditor of Bancshares with respect to such payment.

(e) Restrictions. Each SAR Agreement and each Option Agreement which incorporates a provision to allow an Employee or Director to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 8

RESTRICTED STOCK AND STOCK UNITS

8.1. Committee Action.

(a) General. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock and Stock Units to Employees and Directors under this Plan from time to time.

(b) Limitations. Because it is understood that Restricted Stock and Stock Unit grants have more value than grants of Options, the Committee shall, in its discretion, set a limit to the number of shares of Restricted Stock and Stock Units that may be granted to an Employee or Director in any calendar year. Each Restricted Stock grant and each Stock Unit grant shall be evidenced by a Stock Agreement, and each Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Employee’s or Director’s interest in the related Restricted Stock will be forfeited.

8.2. Conditions.

(a) Conditions for Issuance of Restricted Stock. The Committee, acting in its absolute discretion, may make the issuance of Restricted Stock to an Employee or Director subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition (which may or may not include performance criteria

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described in Section 8.2[c]) which the Committee deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such condition and the deadline for satisfying each such condition.

(b) Forfeiture Conditions for Restricted Stock and Stock Units. The Committee may make Restricted Stock issued to an Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition (which may or may not include any performance goals described in Section 8.2[c]) which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. An Employee’s or Director’s non-forfeitable interest in the shares of Stock issued pursuant to a Restricted Stock or Stock Unit grant shall depend on the extent to which each such condition is timely satisfied. Each share of Stock issued pursuant to a Restricted Stock grant shall again become available under Section 3 if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. When a Stock certificate is issued for shares of Restricted Stock, such certificate shall be issued subject to: (i) the conditions, if any, described in this Section 8.2(b) and Section 8.2(c) to, or for the benefit of, the Employee or Director; and (ii) a stock power in favor of Bancshares in order for Bancshares to effect any forfeitures of such Restricted Stock called for under this Section 8.2(b).

(c) Performance Goals.

(1) The following includes, but is not limited to, the types of performance goals, as relating to Bancshares’, that may be imposed by the Committee as a condition of the grant of Restricted Stock and Stock Units:

(i)	return over capital costs or increases in return over capital costs;

(ii)	total earnings or the growth in such earnings;

(iii)	consolidated earnings or the growth in such earnings;

(iv)	earnings per share or the growth in such earnings;

(v)	net earnings or the growth in such earnings;

(vi)	earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings;

(vii)	earnings before interest and taxes or the growth in such earnings;

(viii)	consolidated net income or the growth in such income;

(ix)	the value of Bancshares’ Stock or the growth in such value;

(x)	Stock price or the growth in such price;

(xi)	return on assets or the growth on such return;

(xii)	total shareholder return or the growth in such return;

(xiii)	expenses or the reduction of expenses;

(xiv)	sales growth;

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(xv)	overhead ratios or changes in such ratios;

(xvi)	expense-to-sales ratios or the changes in such ratios;

(xvii)	economic value added or changes in such value added; or

(xviii)	other financial or defined performance measures deemed appropriate by the Committee.

A performance goal described in this Section 8.2(c)(1) may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to Bancshares as a whole or one or more operating units of Bancshares.

(2) When the Committee determines whether a performance goal has been satisfied for any period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of Bancshares, discontinued operations, and the cumulative effects of accounting changes. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or non-recurring events affecting Bancshares, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in Bancshares paying non-deductible compensation to an Employee).

(3) If the Committee determines that a performance goal has been satisfied and the satisfaction of such goal was intended to meet the requirements of Section 162(m) of the Code, the Committee shall certify that the goal has been satisfied in accordance with the requirements set forth under such section of the Code.

8.3. Dividends and Voting Rights.

(a) Cash Dividends. Each Stock Agreement which evidences a Restricted Stock or Stock Unit grant shall state whether the Employee or Director shall have a right to receive any cash dividends, which are paid after any shares of Restricted Stock are issued to him or to her and before the first day that the Employee’s or Director’s interest in such Stock is forfeited completely, or becomes completely non-forfeitable. If such a Stock Agreement provides that an Employee or Director has no right to receive a cash dividend when paid, such Stock Agreement shall set forth the conditions, if any, under which the Employee or Director will be eligible to receive one, or more than one, payment in the future to compensate the Employee or Director for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If such a Stock Agreement calls for any such payments to be made, Bancshares shall make such payments from Bancshares’ general assets, and the Employee or Director shall be no more than a general and unsecured creditor of Bancshares with respect to such payments.

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(b) Stock Dividends. If a Stock dividend is declared on a share of Restricted Stock, such Stock dividend shall be treated as part of the grant of the related Restricted Stock or Stock Unit, and an Employee’s or Director’s interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a Stock dividend is declared on any shares of Stock described in a Stock Unit grant, such dividend shall increase the number of shares of Stock described in such Stock Unit grant.

(c) Voting Rights. An Employee or Director shall have the right to vote shares of Restricted Stock which have been issued pursuant to Section 8.2(b) before his or her interest in such Stock has been forfeited or has become non-forfeitable.

(d) Non-transferability. In general, no Restricted Stock grant and no shares issued pursuant to a Restricted Stock grant shall be transferable by an Employee or a Director other than by will or by the laws of descent and distribution before an Employee’s or Director’s interest in such shares have become completely non-forfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution except as otherwise provided in the related Stock Agreement. Provided, notwithstanding the foregoing general prohibition on transferability, the Committee may, in its discretion, permit the transfer of Restricted Stock and Stock Units to certain related interests (such as trusts) of the Employee or Director.

(e) Creditor Status. An Employee or a Director to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of Bancshares with respect to any cash payment due under such grant.

8.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock at such time as an Employee’s or Director’s interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8.2(b) or Section 8.3 and shall be transferred to the Employee or Director.

SECTION 9

SECURITIES REGISTRATION

Each Option Agreement, SAR Agreement and Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Stock Agreement for Restricted Stock, the Employee or Director shall, if so requested by Bancshares, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Bancshares, shall deliver to Bancshares a written statement satisfactory to Bancshares to that effect. As for Stock issued pursuant to this Plan, Bancshares at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to an Employee or Director under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such

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laws prior to the issuance of such Stock to an Employee or Director; however, Bancshares shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by an Employee.

SECTION 10

LIFE OF PLAN

No Option or SAR or Restricted Stock or Stock Unit shall be granted under this Plan on or after the earlier of: (1) the tenth anniversary of the date the Board adopts this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) and SARs have been exercised in full or no longer are exercisable and all Restricted Stock and Stock Unit grants under this Plan have been forfeited or the forfeiture conditions on the related Stock or cash payments have been satisfied in full; or (2) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of all Options (and any related surrender rights) and all SARs granted under this Plan and the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, and all cash payments due under any Stock Unit grants have been paid or forfeited, in which event this Plan also shall terminate on such date.

SECTION 11

ADJUSTMENT

11.1. Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, the grant limitations described in Section 7.3 and Section 8.2 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or SARs granted under this Plan and the Option Price of such Options and the SAR Share Value of such SARs, as well as the number, kind or class of shares of Stock subject to Restricted Stock grants and the number, kind or class of shares of Stock described in Stock Unit grants under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Bancshares, including, but not limited to, such changes as stock dividends or stock splits.

11.2. Acquisitions. The Board as part of any corporate transaction described in Code Section 424(a) shall have the right (in any manner which the Board in its discretion deems consistent with Code Section 424[a] and without regard to the grant limitations described in Section 7.3 or Section 8.2 of this Plan) to make Restricted Stock, Stock Unit, Option and SAR grants to effect the assumption of, or the substitution for, restricted stock, stock unit, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, stock unit, option or stock appreciation rights grants.

11.3. Fractional Shares. If any adjustment under this Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, SAR grants and Restricted Stock grants shall be the next lower number

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of shares of Stock, rounding all fractions downward. Any adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons.

SECTION 12

CHANGE IN CONTROL

Upon a Change in Control, all Options, SARs, Restricted Stock, and Stock Units shall become immediately exercisable, non-forfeitable, or otherwise vest and become irrevocable.

SECTION 13

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of Bancshares to the extent such approval is required under applicable law, Code Section 422, Rule 16b-3 or any applicable stock exchange rule. The Board also may suspend the granting of Options, SARs, Restricted Stock, and Stock Units under this Plan at any time and may terminate this Plan at any time. The Board or the Committee shall have the right to modify, amend or cancel (retroactively or prospectively) any Option, SAR, Restricted Stock, or Stock Unit granted before such suspension or termination if: (1) the Employee or Director consents in writing to such modification, amendment, or cancellation (except that in no case can Options be repriced either by cancellation and regrant or by lowering the exercise price of a previously granted award); or (2) there is a dissolution or liquidation of Bancshares or a transaction described in Section 11 or Section 12 of this Plan. Suspension or termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to Options, SARs or surrender rights, Restricted Stock or Stock Units granted under this Plan prior to the date of such suspension or termination.

SECTION 14

MISCELLANEOUS

14.1. Shareholder Rights. No Employee or Director shall have any rights as a shareholder of Bancshares as a result of the grant of an Option or a SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of the Stock subject to such Option to such Employee or Director. Subject to Section 8.4, an Employee’s or Director’s rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Stock Agreement.

14.2. No Contract of Employment or Director Status. The grant of an Option, SAR, Restricted Stock or Stock Unit to an Employee or a Director under this Plan shall not constitute a contract of employment or an agreement to continue his or her status as an Employee or a Director, and shall not confer on an Employee or Director any rights in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option, the SAR Agreement which evidences his or her SAR or the Stock Agreement related to his or her Restricted Stock or Stock Unit grant. Additionally, the granting of an Option, SAR or Restricted

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Stock in any year shall not provide the grantee any right to similar grants at later dates and/or in future years, or any right to be retained in the employ or Bancshares or its Subsidiaries.

14.3. Withholding. The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock or Stock Unit grant shall constitute an Employee’s or Director’s full and complete consent to whatever action the Committee deems necessary to satisfy the minimum federal tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock or Stock Unit grant. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement, or Stock Agreement that an Employee or Director may elect to satisfy minimum federal tax withholding requirements, if any, through a reduction in the number of shares of Stock actually transferred, or the cash payments to be made, to him or to her under this Plan, and any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

14.4. Certain Federal Income Tax Consequences. The following summary generally describes the current principal federal income tax consequences of certain events under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply. The provisions of the Code and regulations thereunder relating to these matters are complicated, they change often, and their impact in any one case may depend upon the particular circumstances.

(a) Options and Stock Appreciation Rights. An Employee or Director will not be subject to any federal income tax upon the grant of a Stock Option or SAR. In addition, as a result of the exercise of an ISO and the related transfer of shares, the Employee will not recognize income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the Employee for the year in which the option is exercised. Thus, certain Employees may have an increase in their federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules of the Code. If the shares transferred pursuant to the exercise of an ISO are disposed of within two years from the date the ISO is granted or within one year from the date the ISO is exercised (the “ISO holding periods”), the Employee will recognize ordinary income equal to the excess of the amount realized on the disposition over the price paid for the shares. If the shares transferred upon the exercise of an ISO are disposed of after the ISO holding periods have been satisfied, long term capital gain or long term capital loss is realized on the disposition.

Ordinary income will be recognized by the Employee or Director upon exercise of an NQO. Generally, the ordinary income realized is the excess, if any, of the fair market value of the shares of common stock received upon the exercise of the NQO over the exercise price. An Employee or Director will also recognize ordinary income upon exercising a SAR equal to the total of any cash received and the fair market value of any shares of common stock received.

(b) Restricted Stock and Stock Units. An Employee or Director will generally recognize ordinary income in an amount equal to the fair market value of the shares subject to the Restricted Stock grant at the time of vesting. Dividends paid to an Employee or Director on

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shares of Restricted Stock is treated as ordinary income of the Employee or Director in the year received. Employees and Directors who receive Stock Units typically may defer income tax liability until the underlying shares of Restricted Stock are issued.

14.5. Indemnification of the Board of Directors. In addition to such other rights as they have, the members of the Board of Directors shall be indemnified by Bancshares to the fullest extent permitted by Florida law against all costs and expenses reasonably incurred by them, or any of them, in connection with any action, suit or proceeding to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereto and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by Bancshares) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The individual desiring indemnification shall give Bancshares and opportunity, at its own expenses, to handle and defend the same.

14.6 Gender. Pronouns used within this Plan shall be deemed to include both the masculine and feminine gender and words used in the singular shall be deemed to include both the singular and the plural, unless the context indicates otherwise.

14.7. Construction.

(a) Governing Law and Venue. This Plan shall be construed under the laws of the State of Florida (excluding its choice-of-law rules) to the extent not superseded by federal law. Venue for the enforcement of any provision of this Plan or Option Agreement shall be in Collier County, Florida.

(b) Invalid Provisions. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Conflicts. In the event of a conflict between the terms of this Plan and any Option Agreement, Stock Agreement or SAR Agreement, the terms of the Plan shall prevail.

(d) Disputes. Any controversy or claim arising out of or relating to this Plan or any agreement evidencing a grant or award made under this Plan shall be submitted to binding arbitration before and in accordance with the Rules of the American Arbitration Association. Judgment upon the determination and/or award of such arbitrator may be entered in any court having jurisdiction thereof; provided, however, that this provision shall not be construed to permit the award of punitive damages. The prevailing party to said arbitration shall be entitled to an award of reasonable attorney fees. The venue for arbitration shall be in Collier County, Florida.

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REVOCABLE PROXY

BANCSHARES OF FLORIDA, INC.

ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Bancshares of Florida, Inc. (“Bancshares”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Bancshares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at our corporate headquarters located at 1185 Immokalee Road, Naples, Florida 34110, on Thursday, June 8, 2006, at 4:30 p.m., and at any and all adjournments thereof.

The undersigned shareholder of Bancshares may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of Bancshares, a written notice of revocation, by delivering to Bancshares a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: The election of fourteen directors, each for a one-year term;			FOR	WITHHOLD

To withhold authority for any nominee, cross through his name:			☐	☐

Donald R. Barber	Joe B. Cox	Earl L. Frye

H. Wayne Huizenga, Jr.	John B. James	LaVonne Johnson

Edward Kaloust	Martin P. Mahan	Michael L. McMullan

Harry K. Moon, M.D.	Michael T. Putziger	Richard Rochon

Ramon A. Rodriguez	Terry W. Stiles

PROPOSAL II: The approval of the 2006 Stock Compensation Plan and the Suspension of the 1999 Stock Option Plan;		FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL III: The ratification of the selection of Hacker, Johnson & Smith as the independent auditors for Bancshares for 2006; and		FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL IV: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals I, II, or III.		FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Bancshares, prior to the execution of the Proxy, an Annual Report, a Notice of the Annual Meeting and a Proxy Statement dated April 20, 2006.

Signature:

Signature if held jointly:
ADDRESS LABEL

Date:

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.